                                 EXHIBIT 10.1




                       TRANSFER AND SERVICING AGREEMENT

                                     among

            DISTRIBUTION FINANCIAL SERVICES [RV/BOAT] TRUST 199_ -_,
                                  as Issuer,

               DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION,
                                 as Depositor

                                      and

                   DEUTSCHE FINANCIAL SERVICES CORPORATION,
                                  as Servicer

                         Dated as of __________, 199_

                               TABLE OF CONTENTS

                                   ARTICLE I

                                  Definitions


SECTION 1.01. Definitions..................................................... 1
SECTION 1.02. Other Definitional Provisions................................... 1

                                  ARTICLE II

                          Contribution of Receivables

SECTION 2.01. Contribution.................................................... 2
SECTION 2.02. Intent of the Parties........................................... 2

                                  ARTICLE III

                                The Receivables

SECTION 3.01. Representations and Warranties with Respect to the Receivables.. 3
SECTION 3.02. Custody of Receivable Files..................................... 5
SECTION 3.03. Duties of Servicer as Custodian................................. 5
SECTION 3.04. Instructions; Authority To Act.................................. 6
SECTION 3.05. Custodian's Indemnification..................................... 6
SECTION 3.06. Effective Period and Termination................................ 6

                                 ARTICLE IV

                 Administration and Servicing of Receivables

SECTION 4.01. Duties of Servicer.............................................. 7
SECTION 4.02. Collection and Allocation of Receivable Payments................ 8
SECTION 4.03. Realization upon Receivables.................................... 8
SECTION 4.04. Physical Damage Insurance....................................... 8
SECTION 4.05. Maintenance of Security Interests in Financed Vehicles.......... 9
SECTION 4.06. Covenants of Servicer........................................... 9
SECTION 4.07. Purchase of Receivables upon Breach............................. 9
SECTION 4.08. Servicing Fee................................................... 9
SECTION 4.09. Servicer's Certificate..........................................10
SECTION 4.10. Annual Statement as to Compliance; Notice of Default............10
SECTION 4.11. Annual Independent Certified Public Accountants' Report.........10


SECTION 4.12. Access to Certain Documentation and Information
              Regarding Receivables.......................................... 11
SECTION 4.13. Servicer Expenses.............................................. 11
SECTION 4.14. Appointment of Subservicer..................................... 11
SECTION 4.15. Fidelity Bond; Errors and Omissions Insurance.................. 12

                                   ARTICLE V

        Distributions; Statements to Noteholders and Certificateholders

SECTION 5.01. Establishment of Trust Accounts................................ 12
SECTION 5.02. Collections.................................................... 15
SECTION 5.03. Application of Collections..................................... 15
SECTION 5.04. Advances....................................................... 16
SECTION 5.05. Additional Deposits............................................ 16
SECTION 5.06. Distributions.................................................. 16
SECTION 5.07. Reserve Account................................................ 18
SECTION 5.08. Statements to Noteholders and Certificateholders............... 18

                                  ARTICLE VI

                                 The Depositor

SECTION 6.01. Representations of Depositor................................... 19
SECTION 6.02. Corporate Existence............................................ 20
SECTION 6.03. Liability of the Depositor..................................... 21
SECTION 6.04. Indemnification................................................ 21
SECTION 6.05. Merger or Consolidation of, or Assumption of the
              Obligations of, Depositor...................................... 22
SECTION 6.06. Limitation on Liability of Depositor and Others................ 22
SECTION 6.07. Depositor May Own Notes and Certificates....................... 23
SECTION 6.08. Pennsylvania Motor Vehicle Sales Finance Act License........... 23

                                  ARTICLE VII

                                 The Servicer

SECTION 7.01. Representations and Warranties of the Servicer................. 23
SECTION 7.02. Indemnities, etc. of Servicer.................................. 24
SECTION 7.03. Merger or Consolidation of, or Assumption of the
              Obligations of, Servicer....................................... 25
SECTION 7.04. Limitation on Liability of Servicer and Others................. 26
SECTION 7.05. DFS Not To Resign as Servicer.................................. 26

                                 ARTICLE VIII

                               Servicer Default

       SECTION 8.01.  Servicer Default..................................................27
       SECTION 8.02.  Appointment of Successor..........................................28
       SECTION 8.03.  Repayment of Advances.............................................29
       SECTION 8.04.  Notification to Noteholders.......................................29
       SECTION 8.05.  Waiver of Past Defaults...........................................29

                                  ARTICLE IX

                                  Termination

       SECTION 9.01.  Optional Purchase of All Receivables..............................29

                                   ARTICLE X

                                 Miscellaneous

       SECTION 10.01. Amendment.........................................................31
       SECTION 10.02. Protection of Title to Trust; Change of Name, Identity,
                      Corporate Structure or Location of the Depositor, Etc.............32
       SECTION 10.03. Notices...........................................................34
       SECTION 10.04. Assignment........................................................34
       SECTION 10.05. Limitations on Rights of Others...................................34
       SECTION 10.06. Severability......................................................34
       SECTION 10.07. Separate Counterparts.............................................34
       SECTION 10.08. Headings..........................................................35
       SECTION 10.09. Governing Law; Submission to Jurisdiction.........................35
       SECTION 10.10. Nonpetition Covenants.............................................35
       SECTION 10.11. Limitation of Liability of Owner Trustee and Indenture Trustee....35
       SECTION 10.12. Waiver............................................................36
       SECTION 10.13. Separate Corporate Existence......................................36

APPENDIX  A    Definitions (Section 1.01)
SCHEDULE  A    Schedule of Receivables (Sections 3.01(viii), 3.02(a)(viii))
SCHEDULE  B    Location of the Receivable Files (Section 3.03(b))
EXHIBIT A-1    Form of Distribution Statement to Noteholders (Section 5.08)
EXHIBIT A-2    Form of Distribution Statement to Certificateholders
               (Section 5.08)
EXHIBIT   B    Form of Servicer's Certificate (Section 4.09)
EXHIBIT   C    Final Certification of Custodian  (Section 3.02)
EXHIBIT   D    DFS/Ganis Transfer Agreement

EXHIBIT E      Ganis/Depositor Transfer Agreement
||

     TRANSFER AND SERVICING AGREEMENT dated as of ___________], 199_ (this "Agreement") among DISTRIBUTION FINANCIAL SERVICES [RV/BOAT] TRUST 199_-_, a
[                   ] trust (the "Issuer"), DEUTSCHE RECREATIONAL ASSET FUNDING
CORPORATION, a Nevada corporation, as Depositor (the "Depositor"), and DEUTSCHE FINANCIAL SERVICES CORPORATION, a Nevada corporation ("DFS"), as Servicer.

     WHEREAS, the Issuer desires to acquire a portfolio of receivables from the Depositor arising in connection with recreational vehicle retail installment sale contracts and loan contracts;

     WHEREAS, the Depositor is willing to contribute such receivables to the Issuer, and

     WHEREAS, the Depositor acquired such receivables from the Transferor pursuant to the Ganis/Depositor Transfer Agreement, and the Transferor acquired certain of such receivables from DFS pursuant to the DFS/Ganis Transfer Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

     SECTION 1.01. Definitions. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used herein have the respective meanings assigned thereto in Appendix A for all purposes of this Agreement.

     SECTION 1.02.  Other Definitional Provisions.

     (a) All terms defined in Appendix A attached hereto shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

     (c) The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

     (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, amended and restated or otherwise modified and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

     (f) Each reference to the "close of business" on a particular day shall mean 5:00 p.m. Pacific Time on such day.


                                  ARTICLE II


                          Contribution of Receivables
                          ---------------------------

     SECTION 2.01. Contribution. The Depositor does hereby transfer, assign, set over and otherwise convey to the Issuer, as a capital contribution, without recourse (subject to the obligations of the Depositor set forth herein), all right, title and interest of the Depositor in, to and under (but none of the obligations of the Depositor under):

     (a) the Receivables, the DFS/Ganis Transfer Agreement and the other Transferor Conveyed Property;

     (b)  the Ganis/Depositor Transfer Agreement; and

     (c)  the proceeds of any and all of the foregoing.

     The Receivables and other items covered by clauses (a)-(c) of this Section
2.01 shall be referred to collectively as the "Depositor Conveyed Property".

     SECTION 2.02. Intent of the Parties.

     (a) The Depositor and the Issuer intend that the conveyance by the Depositor to the Issuer of the right, title and interest of the Depositor in, to and under the Receivables and the other Depositor Conveyed Property pursuant to this Agreement shall constitute a capital contribution and not a loan. However, in the event that, notwithstanding the intent of the parties, such conveyance is deemed to be a transfer for security and not a capital contribution, then (i) the Depositor shall be deemed to have granted, and in such event does hereby grant, to the Issuer a first priority security interest in all of its right, title and interest in, to and under the Depositor Conveyed Property, and (ii) this Agreement shall constitute a security agreement under applicable law with respect to such conveyance. If such conveyance is deemed to be a transfer for security and not a capital contribution, the Depositor consents to the Issuer hypothecating and transferring such security interest in favor of any assignee or assignees and transferring the obligations secured thereby to such assignee or assignees.

     (b) No party hereto shall take any action that is inconsistent with the ownership of the Depositor Conveyed Property by the Issuer, and each party hereto shall inform any Person inquiring about the Receivables that the Issuer owns the Depositor Conveyed Property. Without limiting the generality of the foregoing, for accounting, tax and other purposes the Depositor and the Issuer shall treat the transfer of the Depositor Conveyed Property by the Depositor to the Issuer as a capital contribution by the Depositor to the Issuer. Notwithstanding any other provision of this Agreement, no party hereto shall have any recourse to DFS, the Transferor, the Depositor or the Servicer on account of the financial inability of any Obligor to make payments in respect of a Receivable.

                                  ARTICLE III

                                The Receivables
                                ---------------
     SECTION 3.01 Representations and Warranties with Respect to the Receivables. DFS has made the representations and warranties set forth in
Section 3.01 of the DFS/Ganis Transfer Agreement, and has consented to the assignment by the Transferor to the Depositor and by the Depositor to the Issuer of the Transferor's rights with respect thereto. The Transferor has made the representations and warranties set forth in Section 3.01 of the Ganis/Depositor Transfer Agreement, and has consented to the assignment by the Depositor to the Issuer of the Depositor's rights with respect thereto. Pursuant to Section 2.01 of this Agreement, the Depositor has transferred to the Issuer all of the Depositor's right, title and interest in, to and under the DFS/Ganis Transfer Agreement and the Ganis/Depositor Transfer Agreement, which shall be understood to include the representations and warranties of DFS and the Transferor therein, upon which the Issuer relies in accepting the Receivables, together with all rights of the Depositor with respect to any breach thereof, including the right to require DFS or the Transferor, as the case may be, to purchase Receivables in accordance with the DFS/Ganis Transfer Agreement or the Ganis/Depositor Transferor Agreement, as the case may be.

     The Depositor makes the following representations and warranties as to the Receivables on which the Issuer is deemed to have relied in acquiring the Receivables. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the transfer and assignment of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

     (a) Title. No Receivable has been sold, transferred, assigned or pledged by the Depositor to any Person other than the Issuer. Immediately prior to the transfer and assignment by the Depositor to the Issuer, the Depositor had good and marketable title to each Receivable, free and clear of all Liens and rights of others and, immediately upon the transfer thereof, the Issuer shall have good and marketable title to each Receivable, free and clear of all Liens and rights of others; and such transfer has been perfected under the UCC.

     (b) All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give (i) the Issuer a first perfected ownership interest in the Receivables and (ii) the Indenture Trustee a first perfected security interest in the Receivables have been made.

     Upon discovery by any party hereto of a breach of any of the representations and warranties of the Depositor set forth in this Section, of the Transferor set forth in Section 3.01 of the Ganis/Depositor Transfer Agreement or of DFS set forth in Section 3.01 of the DFS/Ganis Transfer Agreement, in each case which materially and adversely affects the value of the Receivables or the interest therein of the Issuer or the Indenture Trustee (or which materially and adversely affects the interest of the Issuer or the Indenture Trustee in the related Receivable in the case of a representation and warranty relating to a particular Receivable), the party discovering such breach shall give prompt written notice to the other parties hereto. On the last day of the Collection Period following the Collection Period during which the Depositor discovers or receives notice of any such breach of any such representation or warranty, if such breach shall not have been cured in all material respects by such last day, then the Depositor shall purchase (and, if applicable, the Depositor shall enforce the obligation of DFS, under the DFS/Ganis Transfer Agreement, or Ganis, under the Ganis/Depositor Transfer Agreement, to purchase) such Receivable from the Issuer as of such last day at a price equal to the Purchase Amount of such Receivable, which price the Depositor shall remit in the manner specified in Section 5.05; provided, however, that the obligation of the Depositor to purchase any Receivable that arises solely as a result of a breach of the representations and warranties of DFS or the Transferor under the DFS/Ganis Transfer Agreement or the Ganis/Depositor Agreement, as the case may be, is subject to the payment of the Purchase Amount by DFS or the Transferor in accordance with the DFS/Ganis Transfer Agreement or the Ganis/Depositor Transfer Agreement, as the case may be. Subject to the indemnification provisions contained in the last paragraph of this Section, the sole remedy of the Issuer, the Owner Trustee or the Indenture Trustee with respect to a breach of representations and warranties of the Depositor set forth in this Section shall be to require the Depositor to purchase Receivables pursuant to this Section, subject to the conditions contained herein; provided that this Section shall not limit the right of any party hereto to enforce (or to cause the Depositor to enforce) the obligation of DFS or the Transferor to purchase Receivables pursuant to the DFS/Ganis Transfer Agreement or the Ganis/Depositor Transfer Agreement, as the case may be.

     The Depositor shall indemnify the Issuer, the Owner Trustee and the Indenture Trustee and hold each harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Depositor's representations and warranties contained in this Agreement; provided that the Depositor shall not be liable for any indirect damages or for any loss, damage, penalty, fine, forfeiture, legal fees and related costs, judgments and other costs and expenses caused by the wilful misconduct of the Issuer, the Owner Trustee or the Indenture Trustee.

     SECTION 3.02. Custody of Receivable Files. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act for the benefit of the Issuer and the Indenture Trustee as custodian of the following documents or instruments which are hereby or shall hereby be constructively delivered to the Indenture Trustee, as pledgee of the Issuer, as of the Closing Date with respect to each Receivable:

     (a)  the fully executed original Receivable;

     (b) a fully executed assignment of the Receivable in blank or from the related Dealer to DFS or the Transferor, as the case may be, if such Receivable was acquired by DFS or the Transferor, as the case may be, from a Dealer.

     (c) a certificate of physical damage insurance, application form for such insurance signed by the Obligor or a signed representation letter from the Obligor named in the Receivable pursuant to which the Obligor has agreed to obtain physical damage insurance for the Financed Vehicle, or copies thereof;

     (d) the Lien Certificate or application therefor or a certification from the Servicer that it has received confirmation from an authorized official of the appropriate governmental office of the existence of the first lien of DFS or the Transferor with respect to the related Financed Vehicle; and

     (e)  a credit application signed by the Obligor, or a copy thereof.

     Within 120 days after the Closing Date, the Servicer, as custodian, shall ascertain whether all of the Receivable Files are in its possession, and shall deliver to the Indenture Trustee a certification ("Final Certification") substantially in the form attached hereto as Exhibit C hereto. During the term of this Agreement, in the event the Servicer, as custodian, discovers any defect with respect to the Receivable File, the Servicer, as custodian, shall give written specification of such defect to the Indenture Trustee.

     SECTION 3.03. Duties of Servicer as Custodian.

     (a) Safekeeping. The Servicer shall hold the Receivable Files as custodian for the benefit of the Issuer and the Indenture Trustee and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Issuer to comply with this Agreement. In performing its duties as custodian the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the receivable files relating to all comparable recreational vehicle receivables that the Servicer services for itself or others. The Servicer shall promptly report to the Issuer and the Indenture Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and shall promptly take appropriate action to remedy any such failure.

     (b) Maintenance of and Access to Records. The Servicer shall maintain each Receivable File at one of its offices specified in Schedule B or at such other office as shall be specified to the Issuer and the Indenture Trustee by written notice not later than 90 days after any change in location. The Servicer shall make available to the Issuer and the Indenture Trustee or their respective duly authorized representatives, attorneys or auditors a list of locations of the Receivable Files, and access to such Receivable Files and the related accounts, records and computer systems maintained by the Servicer at such times during normal business hours as the Issuer or the Indenture Trustee shall instruct. Access to Receivable Files by Noteholders, Note Owners, Certificateholders and Certificate Owners is covered by Section 4.12. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

     (c) Release of Documents. Upon written instruction from the Indenture Trustee, the Servicer shall release any Receivable File to the Indenture Trustee, the Indenture Trustee's agent or the Indenture Trustee's designee, as the case may be, at such place or places as the Indenture Trustee may designate, as soon as practicable following the Servicer's receipt of such written instruction.

     SECTION 3.04 Instructions; Authority To Act. The Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Trust Officer of the Indenture Trustee.

     SECTION 3.05 Custodian's Indemnification. The Servicer as custodian shall indemnify the Trust, the Owner Trustee and the Indenture Trustee and each of their respective officers, directors, employees and agents for any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses of any kind whatsoever that may be imposed on, incurred by or asserted against the Trust, the Owner Trustee or the Indenture Trustee or any of their respective officers, directors, employees and agents as the result of any improper act or omission in any way relating to the maintenance and custody of the Receivable Files by the Servicer as custodian thereof; provided, however, that the Servicer shall not be liable to the Owner Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Owner Trustee, and the Servicer shall not be liable to the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Indenture Trustee.

     SECTION 3.06 Effective Period and Termination. The Servicer's appointment as custodian shall become effective as of the Cutoff Date and shall continue in full force and effect until terminated pursuant to this Section. If DFS shall resign as Servicer in accordance with Article VII of this Agreement or if all of the rights and obligations of any Servicer shall have been terminated pursuant to Section 8.01, the appointment of such Servicer as custodian shall be terminated by the Indenture Trustee or by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes or, if Notes have been paid in full, by the Owner Trustee or by Holders of Certificates evidencing not less than 25% of the Certificate Balance, in the same manner as the Indenture Trustee or such Holders may terminate the rights and obligations of the Servicer under Section 8.01. The Indenture Trustee or, with the consent of the Indenture Trustee, the Owner Trustee may terminate the Servicer's appointment as custodian, with cause, at any time upon written notification to the Servicer and, without cause, upon 30 days' prior written notification to the Servicer. As soon as practicable after any termination of such appointment, the Servicer shall deliver the Receivable Files to the Indenture Trustee or the Indenture Trustee's agent at such place or places as the Indenture Trustee may reasonably designate.


                                  ARTICLE IV

                  Administration and Servicing of Receivables
                  -------------------------------------------

     SECTION 4.01 Duties of Servicer. The Servicer, for the benefit of the Issuer (to the extent provided herein), shall manage, service, administer and make collections on the Receivables (other than Purchased Receivables) with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable recreational vehicle receivables that it services for itself or others. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending payment notifications to Obligors, reporting tax information to Obligors, accounting for collections, furnishing monthly and annual statements to the Owner Trustee and the Indenture Trustee with respect to distributions and making Advances pursuant to Section
5.04. Subject to the provisions of Section 4.02, the Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer. Without limiting the generality of the foregoing, the Servicer is authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Issuer (in the case of a Receivable other than a Purchased Receivable) shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the grounds that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Owner Trustee shall, at the Servicer's expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Owner Trustee, the Indenture Trustee, the Certificateholders or the Noteholders. The Owner Trustee shall upon the written request of the Servicer furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

     SECTION 4.02 Collection and Allocation of Receivable Payments. The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable recreational vehicle receivables that it services for itself or others. The Servicer may allocate collections between principal and interest in accordance with the customary servicing procedures it follows with respect to all comparable recreational vehicle receivables that it services for itself or others. The Servicer may grant extensions, rebates or adjustments on a Receivable, which shall not, for the purposes of this Agreement, modify the original due dates (except that DFS as Servicer may, for administrative purposes, modify the due date of a Receivable to a different date in the same month, which date shall be reflected in its servicing records) or amounts of the originally scheduled payments of interest on Receivables; provided, however, that if the Servicer extends the date for final payment by the Obligor of any Receivable beyond the Final Scheduled Maturity Date, it shall promptly purchase the Receivable from the Issuer in accordance with the terms of Section 4.07. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable. The Servicer shall not agree to any alteration of the originally scheduled payments on any Receivable.

     SECTION 4.03 Realization upon Receivables. On behalf of the Issuer, the Servicer shall use its best efforts, consistent with its customary servicing procedures, to repossess or otherwise convert the ownership of the Financed Vehicles securing any Receivable as to which the Servicer shall have determined eventual payment in full is unlikely. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of the Receivables, which may include reasonable efforts to realize upon any recourse to Dealers and selling the Financed Vehicle at public or private sale. The Servicer shall be entitled to reimbursement out of recoveries on such Defaulted Receivable for its reasonable, out-of-pocket costs and expenses incurred in realizing upon any Financed Vehicle securing any Receivable that becomes a Defaulted Receivable or in attempting to repossess any Financed Vehicle and in prosecuting legal action against any Obligor in respect of any Receivable. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession shall increase the Liquidation Proceeds by an amount greater than the amount of its expenses in connection with such repair and/or repossession.

     SECTION 4.04 Physical Damage Insurance. The Servicer shall, in accordance with its customary servicing procedures, require that each Obligor shall have obtained physical damage insurance covering the Financed Vehicle as of the execution of the Receivable.

     SECTION 4.05 Maintenance of Security Interests in Financed Vehicles. The Servicer shall, in accordance with its customary servicing procedures, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Servicer is hereby authorized to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event of the relocation of a Financed Vehicle or for any other reason.

     SECTION 4.06 Covenants of Servicer. The Servicer shall not release the Financed Vehicle securing any Receivable from the security interest granted by such Receivable in whole or in part (except in the event of payment in full by the Obligor thereunder or repossession, or except as ordered by a court of competent jurisdiction), nor shall the Servicer impair the rights of the Issuer, the Indenture Trustee, the Certificateholders or the Noteholders in such Receivable, nor shall the Servicer increase the number of scheduled payments due under a Receivable.

     SECTION 4.07 Purchase of Receivables upon Breach. The Servicer or the Owner Trustee shall inform the other party and the Indenture Trustee and the Depositor promptly, in writing, upon the discovery of any breach of the Servicer's obligations under Section 4.02, 4.05 or 4.06. Unless the breach shall have been cured by the last day of the second Collection Period following such discovery (or, at the Servicer's election, the last day of the first following Collection Period), the Servicer shall purchase any Receivable materially and adversely affected by such breach as of such last day. If the Servicer takes any action during any Collection Period pursuant to Section 4.02 that impairs the rights of the Issuer, the Indenture Trustee, the Noteholders or the Certificateholders in any Receivable or as otherwise provided in Section 4.02 [subject to exception for reductions in interest rates], the Servicer shall purchase such Receivable as of the close of business on the last day of such Collection Period. In consideration of the purchase of any such Receivable pursuant to either of the two preceding sentences, the Servicer shall remit the Purchase Amount in the manner specified in Section 5.05. Subject to Section 7.02, the sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach pursuant to Section 4.02, 4.05 or
4.06 shall be to require the Servicer to purchase Receivables pursuant to this Section. The Owner Trustee and the Indenture Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Receivable pursuant to this Section.

     SECTION 4.08 Servicing Fee. The Servicing Fee for each Monthly Payment Date shall equal the product of (a) one-twelfth, (b) the Servicing Fee Rate and (c) the Pool Balance as of the first day of the preceding Collection Period. The Servicer shall also be entitled to keep all late fees, prepayment charges and other administrative fees or similar charges provided for under the Receivables or allowed by applicable law, in each case, to the extent not prohibited by applicable law, collected (from whatever source) on the Receivables, plus any reimbursement pursuant to the last paragraph of Section 7.02 and plus investment earnings on amounts on deposit in the Collection Account to the extent specified in Section 5.01(b). [To follow: reference to additional compensation from Servicing Suspense Account.]

     SECTION 4.09 Servicer's Certificate. At least two Business Days prior to each Determination Date the Servicer shall provide to the Indenture Trustee sufficient information relating to the Receivables for the applicable Collection Period to enable the Indenture Trustee to prepare Section VII of the Servicer's Certificate. Not later than 11:00 A.M. (New York time) on each Determination Date, the Servicer shall deliver to the Owner Trustee, each Paying Agent, the Indenture Trustee and the Depositor, with a copy to the Rating Agencies, a Servicer's Certificate containing all information necessary to make the distributions to be made on the related Monthly Payment Date pursuant to Sections 5.05 and 5.06 for the related Collection Period. Receivables to be purchased by the Servicer, the Depositor, DFS or the Transferor shall be identified by the Servicer by account number with respect to such Receivable (as specified in Schedule A).

     SECTION 4.10 Annual Statement as to Compliance; Notice of Default.

     (a) The Servicer shall deliver to the Owner Trustee and the Indenture Trustee, on or before March 31 of each year beginning in 199_, an Officer's Certificate, dated as of December 31 of the preceding year, stating that (i) a review of the activities of the Servicer during the preceding 12- month period (or such shorter period as shall have elapsed since the Closing Date) and of its performance under this Agreement has been made under the supervision of the officers of the Servicer signing such Officer's Certificate and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. The Indenture Trustee shall send a copy of such certificate and the report referred to in
Section 4.11 to the Rating Agencies. A copy of such certificate and the report referred to in Section 4.11 may be obtained by any Noteholder, Note Owner, Certificateholder or Certificate Owner by a request in writing to the Owner Trustee addressed to the Corporate Trust Office. Upon the telephone request of the Owner Trustee, the Indenture Trustee shall promptly furnish the Owner Trustee a list of Noteholders as of the date specified by the Owner Trustee.

     (b) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section 8.01(a) or (b).

     SECTION 4.11 Annual Independent Certified Public Accountants' Report. The Servicer shall cause a firm of nationally recognized "independent certified public accountants" (within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants), which may also render other services to the Servicer, the Depositor or their Affiliates, to deliver to the Owner Trustee and the Indenture Trustee on or before March 31 of each year beginning in 199_, a report addressed to the Board of Directors of the Servicer, to the effect that such firm has examined certain documents and records of the Servicer relating to the servicing of Receivables under this Agreement and that such examination (a) was made in accordance with generally accepted auditing standards and accordingly included such tests and auditing procedures as such firm considered necessary in the circumstances; (b) included tests relating to recreational vehicle loans serviced for others in compliance with the minimum servicing standards identified in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers (the "Program"), to the extent the procedures in such Program are applicable to the servicing obligations set forth in this Agreement; and (c) except as described in the report, disclosed no exceptions or errors in such documents and records relating to recreational vehicle loans serviced for others that, in such firm's opinion, paragraph four of such Program requires such firm to report.

     SECTION 4.12 Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to the Noteholders, Note Owners, Certificateholders and Certificate Owners access to the Receivable Files in such cases where the Noteholders, Note Owners, Certificateholders, or Certificate Owners, as applicable, shall be required by applicable statutes or regulations to review such documentation. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the offices of the Servicer. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

     The Servicer shall provide to the Noteholders, Note Owners, Certificateholders and Certificate Owners and any supervisory agents or examiners which may relate to the Noteholders, Note Owners, Certificateholders or Certificate Owners, including the Office of Thrift Supervision, the Office of the Comptroller of the Currency or the FDIC and other similar entities, access to any documentation regarding the Receivables which may be required by any applicable regulations. Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Servicer, all in accordance with federal government, the FDIC, the Office of Thrift Supervision, the Office of the Comptroller of the Currency or any other similar regulations.

     SECTION 4.13 Servicer Expenses. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer and expenses incurred by the Servicer in connection with distributions and reports to Noteholders.

     SECTION 4.14 Appointment of Subservicer. The Servicer may at any time appoint a subservicer to perform all or any portion of its obligations as Servicer hereunder including but not limited to its obligations as custodian as set forth in Article III hereof. Prior to the appointment of any subservicer other than the Transferor, the Servicer shall cause the Rating Agency Condition to have been satisfied in connection therewith. Notwithstanding the appointment of any subservicer (including but not limited to the Transferor), the Servicer shall remain obligated and be liable to the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and Certificateholders for the servicing, administering and custodianship of the

Receivables in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering and acting as custodian of the Receivables. The fees and expenses of the subservicer shall be as agreed between the Servicer and its subservicer from time to time, and none of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or Certificateholders shall have any responsibility therefor.

     SECTION 4.15 Fidelity Bond; Errors and Omissions Insurance. The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies on all officers, employees or other persons acting in any capacity with regard to the Receivables to handle funds, money, documents and papers relating to the Receivables. Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such fidelity bond shall also protect and insure the Servicer against losses in connection with any failure to maintain insurance policies required pursuant to this Agreement and the release or satisfaction of a Receivable without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.15 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The coverage under any such bond and insurance policy shall be in such amounts as are customary for the business of servicing recreational vehicle receivables.

                                   ARTICLE V

        Distributions; Statements to Noteholders and Certificateholders
        ---------------------------------------------------------------

     SECTION 5.01 Establishment of Trust Accounts.

          (a)(i) The Servicer, for the benefit of the Noteholders and Certificateholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and Certificateholders.

          (ii) The Indenture Trustee, for the benefit of the Noteholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Note Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.

          (iii) The Servicer, for the benefit of the Noteholders and Certificateholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and Certificateholders. [To follow: reference to Servicing Suspense Account.]

          [(iv)  The Indenture Trustee, for the benefit of the Class [     ]
     Noteholders, shall establish and maintain in the name of the Indenture
     Trustee an Eligible Deposit Account (the "Class [     ] Interest Account"),
     bearing a designation clearly indicating that the funds deposited therein
     are held for the benefit of the Class [     ] Noteholders.]

          [(v)   The Indenture Trustee, for the benefit of the Class [     ]
     Noteholders, shall establish and maintain in the name of the Indenture
     Trustee an Eligible Deposit Account (the "Class [     ] Principal
     Account"), bearing a designation clearly indicating that the funds
     deposited therein are held for the benefit of the Class [     ]
     Noteholders.]

     (b)  Subject to Section 8.03 of the Indenture, funds on deposit in the
Collection Account, the Class [   ] Interest Account, the Class [   ] Principal
Account and the Reserve Account (the Collection Account, the Class A-9 Interest Account, the Class A-9 Principal Account and the Reserve Account being referred to collectively, with the Note Distribution Account, as the "Trust Accounts") shall be invested by the Indenture Trustee in Eligible Investments selected in writing by the Servicer, in each case pursuant to a direction of the Servicer which shall contain a certification that the requested investment constitutes an Eligible Investment and is permitted to be made hereby by the Indenture Trustee. It is understood and agreed that the Indenture Trustee shall not be liable for any loss arising from an investment in Eligible Investments made in accordance with this Section 5.01(b). All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Noteholders and Certificateholders (or for such of such holders for whose benefit the applicable account is maintained); provided, that on each date on which amounts on deposit in such accounts mature as provided below in this Section 5.01(b), all realized interest and other investment income (net of losses and investment expenses) on funds on deposit in the Collection Account shall be paid to the Servicer as additional servicing compensation. Investment Earnings on amounts on deposit in the Reserve
Account, the Class [   ] Principal Account and the Class [   ] Interest Account
shall be added to the balance of the respective account as realized. Other than as permitted by the Rating Agencies, funds on deposit in the Collection Account,
the Class [   ] Interest Account, the Class [   ] Principal Account and the
Reserve Account shall be invested in Eligible Investments that shall mature (A) not later than the Business Day immediately preceding the next Monthly Payment Date or (B) on such next Monthly Payment Date if either (x) such investment is held in the trust department of the institution with which the Collection
Account, the Class [   ] Interest Account, the Class [   ] Principal Account
and the Reserve Account is then maintained and is invested in a time deposit of
such institution that is rated at least [   ] by Standard & Poor's and P-1 by
Moody's or (y) DFS (so long as the short-term unsecured debt obligations of DFS
are either (i) rated at least P-1 by Moody's and [   ] by Standard & Poor's on
the date such investment is made or (ii) guaranteed by an entity whose short-term unsecured debt obligations are rated at least P-1 by Moody's and A-1 by Standard & Poor's on the date such investment is made) has agreed to advance funds on such Monthly Payment Date to the Note Distribution Account in the amount payable on such investment on such Monthly Payment Date pending receipt thereof to the extent necessary to make distributions on such Monthly Payment Date. The guarantee referred to in clause (y) of the preceding sentence shall be subject to the Rating Agency Condition. For the purpose of the foregoing, unless DFS affirmatively agrees in writing with the Indenture Trustee to make such advance with respect to such investment prior to the time an investment is made, it shall not be deemed to have agreed to make such advance. Funds deposited in a Trust Account on a day which immediately precedes a Monthly Payment Date upon the maturity of any Eligible Investments are not required to be invested overnight. Funds on deposit in the Note Distribution Account shall not be invested. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Estate. The Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders and Certificateholders (or for such of such holders for whose benefit the applicable account is maintained). If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account.

          [(ii) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

               (A) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Deposit Accounts, subject to the last sentence of Section 5.01(b)(i); and each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

               (B) any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee in accordance with paragraph (1) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Indenture Trustee;

               (C) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (2) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

               (D) any Trust Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (C) above shall be delivered to the Indenture Trustee in accordance with paragraph (3) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security.]

          (iii) The Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, to make withdrawals and payments from the Trust Accounts (other than the
     Note Distribution Account, the Class [    ] Principal Account and the Class
     [     ] Interest Account) for the purpose of permitting the Servicer or the
     Owner Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

     SECTION 5.02. Collections. (a) The Servicer shall remit within two Business Days of receipt thereof to the Collection Account all payments by or on behalf of the Obligors with respect to the Receivables (other than Purchased Receivables) and all Liquidation Proceeds, both as collected during each Collection Period. For purposes of this Article V the phrase "payments by or on behalf of Obligors" shall mean payments made with respect to the Receivables or the Financed Vehicles by Persons other than the Servicer, DFS, the Transferor or the Depositor.

          (b) Notwithstanding anything in this Agreement to the contrary (i) for so long as DFS is the Servicer, (ii) no Servicer Default has occurred and is continuing and (iii) (x) DFS arranges for and maintains a letter of credit or other form of credit enhancement in respect of the Servicer's obligations to make deposits of payments and Liquidation Proceeds in the Collection Account that is acceptable in form and substance to each Rating Agency or (y) DFS otherwise obtains the Rating Agency confirmations described below, then, subject to any limitations in the confirmations described below, the Servicer need not make the daily deposits of payments and Liquidation Proceeds into the Collection Account as provided in Section 5.02(a), but may make a single deposit into the Collection Account in same-day funds not later than 12:00 noon, New York City time, on the Business Day immediately preceding each Monthly Payment Date in a net amount equal to the amount which would have been on deposit with respect to the immediately preceding Collection Period in the Collection Account; provided, however, that prior to ceasing daily deposits as described in
     Section 5.02(a) the Servicer shall have delivered to the Indenture Trustee written confirmation from each of the Rating Agencies that the failure by DFS to make daily deposits shall not result in a reduction or withdrawal of the rating of any outstanding Securities.

          (c) If (i) the Servicer makes a deposit into the Collection Account in respect of a payment of a Receivable and such payment was received by the Servicer in the form of a check which is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any payment and deposits an amount that is less than or more than the actual amount of such payment, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Receivable in respect of which a dishonored check is received shall be deemed not to have been paid.

     SECTION 5.03. Application of Collections. All payments by or on behalf of Obligors for any Collection Period shall be applied by the Servicer as follows:
(a) first, payments by or on
behalf of the Obligors (other than with respect to Purchased Receivables) shall be applied to reduce Outstanding Advances to the extent described in Section 5.04; and (b) second, any excess shall be applied to interest and principal on the Receivables in accordance with the Simple Interest Method.

     SECTION 5.04. Advances. As of the close of business on the last day of each Collection Period, subject to the last sentence of this Section, the Servicer shall advance an amount equal to the amount of interest due on the Receivables at their respective APRs for the related Collection Period (assuming the Receivables pay on their respective due dates) minus the amount of interest actually received by the Servicer on the Receivables during the related Collection Period (such amount, an "Advance"). With respect to each Receivable, the Advance shall increase Outstanding Advances. If such calculation (i.e., the subtraction of the amount of interest due on the Receivables at their respective APRs for the related Collection Period (assuming the Receivables pay on their respective due dates) from the amount of interest actually received on the Receivables during the related Collection Period) results in a negative number, an amount equal to the absolute value of such negative number shall be paid to the Servicer and the amount of Outstanding Advances shall be reduced by such amount, in each case in accordance with Section 5.03. In addition, in the event that a Receivable becomes a Defaulted Receivable, Liquidation Proceeds with respect to such Receivable attributable to accrued and unpaid interest thereon (but not including interest for the then current Collection Period) shall be paid to the Servicer to reduce Outstanding Advances.

     Notwithstanding the foregoing, the Servicer shall not make any Advance: (i) unless the Servicer, in its sole discretion, believes that the Servicer shall be reimbursed for such Advance as contemplated by this Section; (ii) in respect of principal of the Receivables; or (iii) in respect of a Defaulted Receivable or a Purchased Receivable.

     SECTION 5.05. Additional Deposits. The Servicer shall deposit in the Collection Account on the Determination Date for the related Collection Period the related Advance pursuant to Section 5.04. The Servicer and the Depositor shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables and the Servicer shall deposit therein all amounts to be paid under Section 9.01, in each case on or prior to the Determination Date following the Collection Period as of which such purchase is made by the Servicer, DFS, the Transferor or the Depositor, as the case may be. In addition, any other deposits required to be made by the Depositor or the Servicer to the Collection Account and which are not otherwise provided for by Section 5.02 or by the other provisions of this Section 5.05 shall be made on or prior to the Determination Date for the related Collection Period.

     SECTION 5.06.  Distributions.

          (a)(i) On each Determination Date, the Servicer shall calculate all amounts required to be deposited in the Note Distribution Account and the Certificate Distribution Account.

          (ii) On each Monthly Payment Date, the Servicer shall instruct the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 4.09) to make the following deposits and distributions for receipt by the Servicer or deposit in the applicable account by 11:00 A.M. (New York time), to the extent of the Total Distribution Amount, in the following order of priority:

               (A) to the Servicer, from the Note Distribution Amount, the Servicing Fee (and all unpaid Servicing Fees from prior Collection Periods);

               (B) to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clause (A), the Noteholders' Interest Distributable Amount;

               (C) to the Certificate Distribution Account, from the Total Distribution Amount remaining after the application of clause (A) and
          (B), the Certificateholders' Interest Distributable Amount;

               (D) to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clauses (A) through (C), the Noteholders' Regular Principal Distributable Amount;

               (E) to the Certificate Distribution Account, from the Total Distribution Amount remaining after the application of clauses (A) through (D), the Certificateholders' Regular Principal Distributable Amount;

               (F) to the Reserve Account, from the Total Distribution Amount remaining after the application of clauses (A) through (E), the amount, if any, by which the Specified Reserve Account Balance for such Monthly Payment Date, exceeds the amount then on deposit in the Reserve Account; and

               (G) to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clauses (A) through (F), the Noteholders' Excess Distributable Amount, if any, and after the Notes have been paid in full, after the application of clauses (A), (D), (E) and (F), to the Certificate Distribution Account, the Certificateholders' Excess Distributable Amount until the Certificate Balance has been reduced to zero.

     (b) On each Monthly Payment Date, the portion of the Total Distribution Amount, if any, remaining after making in full each of the allocations set forth in Section 5.06(a)(ii), shall be distributed to the Owner Trustee for distribution by the Owner Trustee to the Depositor pursuant to Section 5.02(a) of the Trust Agreement.

     SECTION 5.07.  Reserve Account.

     (a) On the Closing Date the Depositor shall deposit an amount equal to the Reserve Account Initial Deposit into the Reserve Account. If the amount on deposit in the Reserve Account on any Monthly Payment Date (after giving effect to all deposits thereto or withdrawals therefrom on such Monthly Payment Date) is greater than the Specified Reserve Account Balance for such Monthly Payment Date and the Overcollateralization Amount for such Monthly Payment Date is not less than the Targeted Overcollateralization Amount, the Servicer shall instruct the Indenture Trustee to distribute the amount of such excess to the Owner Trustee for distribution by the Owner Trustee to the Depositor.

          (b)(i) In the event that the Noteholders' Interest Distributable Amount plus the Noteholders' Regular Principal Distributable Amount for a Monthly Payment Date exceeds the sum of the amounts deposited into the Note Distribution Account pursuant to Section 5.06(a)(ii) on such Monthly Payment Date, the Servicer shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Monthly Payment Date an amount equal to such excess, to the extent of funds available therein, and deposit such amount into the Note Distribution Account.

          (ii) In the event that the Certificateholders' Interest Distributable Amount and the Certificateholders' Regular Distributable Amount for a Monthly Payment Date exceeds the sum of the amounts deposited into the Certificate Distribution Account pursuant to Section 5.06(a)(ii) on such Monthly Payment Date, the Servicer shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Monthly Payment Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraph (b)(i) above, and deposit such amount into the Certificate Distribution Account.

     SECTION 5.08. Statements to Noteholders and Certificateholders. At least three Business Days prior to each Monthly Payment Date, the Servicer shall provide to the Indenture Trustee and the Owner Trustee (with a copy to each Paying Agent) information relating to the Receivables for the applicable Collection Period in order that the Indenture Trustee may perform the requisite calculations and forward to each Noteholder and Certificateholder of record as of the most recent Record Date a statement substantially in the forms of Exhibit A-1 and Exhibit A-2 setting forth at least the following information as to the Notes and the Certificates to the extent applicable:

          (i) the amount of distributions to be made on such Monthly Payment Date allocable to principal allocable to each Class of Notes and to the Certificates;

          (ii) the amount of such distributions to be made on such Monthly Payment Date allocable to interest allocable to each Class of Notes and to the Certificates;

          (iii) the outstanding principal balance of each Class of Notes, the Note Pool Factor for each such Class, the Certificate Balance and the Certificate Pool Factor as of the close of business on the last day of the preceding Collection Period, after giving effect to payments allocated to principal reported under clause (i) above;

          (iv) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period;

          (v) the amount of Realized Losses, if any, with respect to the related Collection Period;

          (vi) the balance of the Reserve Account on such Monthly Payment Date after giving effect to deposits and withdrawals to be made on such Monthly Payment Date, if any; and

          (vii) the Pool Balance as of the close of business on the last day of the related Collection Period, after giving effect to payments allocated to principal reported under clause (i) above.

          Each amount set forth on the Monthly Payment Date statement under clauses (i), (ii) or (iv) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Note or Certificate, as applicable.


                                  ARTICLE VI

                                 The Depositor
                                 -------------

     SECTION 6.01. Representations of Depositor. The Depositor makes the following representations on which the Issuer is deemed to have relied in acquiring the Receivables. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Receivables, and shall survive the transfer of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

     (a) Organization and Good Standing. The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Nevada, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the corporate power, authority and legal right to acquire and own the Receivables.

     (b) Due Qualification. The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

     (c) Power and Authority. The Depositor has the corporate power and authority to execute and deliver this Agreement and to carry out its respective terms; the Depositor has full power and authority to transfer and assign the property to be transferred and assigned to and deposited with the Issuer, and the Depositor shall have duly authorized such transfer and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement by the Depositor has been duly authorized by the Depositor by all necessary corporate action.

     (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Depositor enforceable in accordance with its terms.

     (e) No Violation. The consummation of the transactions contemplated by this Agreement by the Depositor and the fulfillment of the terms hereof by the Depositor do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); or violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

     (f) No Proceedings. To the Depositor's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement, the Indenture or any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates or (iv) which might adversely affect the federal or state income tax attributes of the Notes or the Certificates.

     (g) Chief Executive Office. The chief executive office of the Depositor is located at 655 Maryville Centre Drive, St. Louis, Missouri 63141.

     SECTION 6.02. Corporate Existence. During the term of this Agreement, the Depositor shall keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Depositor and its Affiliates shall be conducted on an arm's-length basis.

     SECTION 6.03. Liability of the Depositor. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement.

     SECTION 6.04. Indemnification. (a) The Depositor shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents (except any income taxes arising out of fees paid to the Owner Trustee and the Indenture Trustee), including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, and as of the date of, the transfer of the Receivables to the Issuer or the issuance and original sale of the Notes and the Certificates, or asserted with respect to ownership of the Receivables, or federal or other income taxes arising out of distributions on the Notes and the Certificates) and costs and expenses in defending against the same.

     (b) The Depositor shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and Certificateholders and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any loss, liability or expense incurred by reason of (i) the Depositor's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) the Depositor's or the Issuer's violation of federal or state securities laws in connection with the offering and sale of the Notes or the Certificates.

     (c) The Depositor shall indemnify, defend and hold harmless the Owner Trustee and the Indenture Trustee and their respective officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein and in the Trust Agreement contained, in the case of the Owner Trustee, and herein and in the Indenture contained, in the case of the Indenture Trustee, except to the extent that such cost, expense, loss, claim, damage or liability: (i) in the case of the Owner Trustee, shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Owner Trustee or, in the case of the Indenture Trustee, shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Indenture Trustee; or (ii) in the case of the Owner Trustee, shall arise from the breach by the Owner Trustee of any of its representations or warranties set forth in Section 7.03 of the Trust Agreement.

     (d) The Depositor shall pay any and all taxes levied or assessed upon all or any part of the Owner Trust Estate (other than any taxes expressly excluded from the Depositor's responsibilities pursuant to this Section 6.04).

     Indemnification under this Section shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee and the termination of this Agreement and the other Basic Documents shall include reasonable fees and expenses of counsel and expenses of litigation. If the Depositor shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Depositor, without interest.

     SECTION 6.05. Merger or Consolidation of, or Assumption of the Obligations of, Depositor. Any Person (a) into which the Depositor may be merged or consolidated, (b) which may result from any merger or consolidation to which the Depositor shall be a party or (c) which may succeed to the properties and assets of the Depositor substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Depositor under this Agreement, shall be the successor to the Depositor hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty made by the Depositor pursuant to Section 3.01 shall have been breached (unless the applicable breach shall have been cured, or the applicable Receivable shall have been purchased in accordance with therewith), (ii) the Depositor shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction and (iv) the Depositor shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and Indenture Trustee, respectively, in the Receivables and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), (iii) and (iv) above shall be conditions to the consummation of the transactions referred to in clauses (a), (b) or (c) above.

     SECTION 6.06. Limitation on Liability of Depositor and Others. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

     SECTION 6.07. Depositor May Own Notes and Certificates. The Depositor and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Notes and Certificates with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as expressly provided herein or in any other Basic Document.

     SECTION 6.08. Pennsylvania Motor Vehicle Sales Finance Act License. The Depositor shall use its best efforts to maintain, and shall cause the Trust to use its best efforts to maintain, the effectiveness of all licenses required under the Pennsylvania Motor Vehicle Sales Finance Act in connection with this Agreement and the other Basic Documents and the transactions contemplated hereby and thereby until such time as the Trust shall terminate in accordance with the Trust Agreement.


                                  ARTICLE VII

                                  The Servicer
                                  ------------

     SECTION 7.01. Representations and Warranties of the Servicer. DFS makes the following representations and warranties on which each of the Transferor, the Depositor and the Issuer is deemed to have relied in acquiring the Receivables. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date but shall survive (1) the transfer and assignment of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture and (2) the removal of DFS as Servicer.

          (i) DFS is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with the full power and authority to own and conduct its business as it is presently conducted by DFS. DFS is or shall be in compliance with the laws of any state to the extent necessary to insure the enforceability of each Receivable and the servicing of the Receivables in accordance with the terms of this Agreement.

          (ii) DFS has the full power and authority to consummate all transactions contemplated by this Agreement. DFS has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation of DFS, enforceable against it in accordance with its terms.

          (iii) Neither the execution and delivery of this Agreement by DFS, the acquisition or origination of the Receivables by DFS, the consummation by DFS of the transactions contemplated hereby, nor the fulfillment of or compliance by DFS with the terms and conditions of this Agreement shall conflict with or result in a breach of any of the terms of DFS's charter or by-laws or any legal restriction or any agreement or instrument to which DFS is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which DFS or its property is subject.

          (iv) DFS does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant of DFS contained in this Agreement.

          (v) There is no litigation pending or, to DFS's knowledge, threatened, which if determined adversely to DFS would adversely affect the execution, delivery or enforceability of this Agreement, or the ability of DFS to service the Receivables hereunder in accordance with the terms hereof or which would have a material adverse effect on the financial condition of DFS.

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by DFS of or compliance by DFS with this Agreement or the consummation by DFS of the transactions contemplated by this Agreement.

          (vii) The collection practices used by DFS with respect to each Receivable have been in all respects legal, proper, prudent and customary in the origination and servicing of receivables similar to the Receivables.

          (viii) The chief executive office of DFS is located in St. Louis, Missouri.

          (ix) Neither the representations and warranties of DFS set forth in this Agreement nor any statement, report or other document furnished or to be furnished by DFS in connection with or pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

     SECTION 7.02. Indemnities, etc. of Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement:

     (a) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholders and the Depositor and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle.

     (b) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, the Noteholders, the Certificateholders and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

     (c) The Servicer agrees to pay when due the compensation and any other amounts due to the Indenture Trustee and the Owner Trustee pursuant to Section
6.07 of the Indenture and Section 8.02 of the Trust Agreement (in the event the Issuer or the Depositor, as applicable, cannot fully indemnify the Indenture Trustee or the Owner Trustee), as applicable.

     For purposes of this Section, in the event of the termination of the rights and obligations of DFS (or any successor thereto pursuant to Section 7.03) as Servicer pursuant to Section 8.01, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer (other than the Indenture Trustee) pursuant to Section 8.02.

     Indemnification and other payments under this Section shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee or the termination of this Agreement and the Indenture and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

     SECTION 7.03. Merger or Consolidation of, or Assumption of the Obligations of, Servicer. Any Person (a) into which the Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Servicer shall be a party, (c) which may succeed to the properties and assets of the Servicer substantially as a whole or (d) with respect to the Servicer's obligations hereunder, which is a corporation 50% or more of the voting stock of which is owned, directly or indirectly, by DFS, which Person executed an agreement of assumption to perform every obligation of the Servicer hereunder, shall be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no Servicer Default and no event which, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing, (ii) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction and (iv) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee, respectively, in the Receivables and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interests. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses
(i), (ii), (iii) and (iv) above shall be conditions to the consummation of the transactions referred to in clause (a), (b), (c) or (d) above.

     SECTION 7.04. Limitation on Liability of Servicer and Others. Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Issuer, the Noteholders or Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

     Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the Noteholders under the Indenture and of the Certificateholders under the Trust Agreement.

     SECTION 7.05.  DFS Not To Resign as Servicer.  Subject to the provisions of
Section 7.03, DFS shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of DFS shall be communicated to the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a successor Servicer shall have assumed the responsibilities and obligations of DFS in accordance with Section
8.02. In addition, in effecting such resignation, DFS shall cooperate with the successor Servicer, the Indenture Trustee and the Owner Trustee in effecting the termination of its responsibilities and rights as Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by it for deposit, or shall thereafter be received by it with respect to any Receivable. DFS shall also give the successor Servicer access to its records, software, systems, facilities and employees in order to facilitate the servicing transfer. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files and the Servicer's duties to the successor Servicer and amending this Agreement to reflect such succession as Servicer shall be paid by DFS upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of any such resignation, the Owner Trustee shall give notice thereof to the Rating Agencies.


                                  ARTICLE VII

                                Servicer Default
                                ----------------

     SECTION 8.01. Servicer Default. If any one of the following events (a "Servicer Default") shall occur and be continuing:

     (a) any failure by the Servicer to deliver to the Indenture Trustee for deposit in any of the Trust Accounts or the Certificate Distribution Account any required payment or to direct the Indenture Trustee to make any required distributions therefrom, which failure continues unremedied for a period of three Business Days after written notice of such failure is received by the Servicer from the Owner Trustee or the Indenture Trustee (with a copy to the Indenture Trustee, if given by the Owner Trustee) or after discovery of such failure by an officer of the Servicer; or

     (b) failure by the Servicer duly to observe or to perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of Noteholders and (ii) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Servicer by the Owner Trustee or the Indenture Trustee (with a copy to the Indenture Trustee, if given by the Owner Trustee) or (B) to the Servicer, and to the Owner Trustee and the Indenture Trustee, by the Holders of Notes or Certificates evidencing not less than 25% of the Outstanding Amount of the Notes or 25% of the Certificate Balance, respectively; or

     (c) the occurrence of an Insolvency Event with respect to the Servicer;

     then, and in each and every case, so long as the Servicer Default shall not have been remedied, either the Indenture Trustee or the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes, by notice then given in writing to the Servicer (and to the Indenture Trustee and the Owner Trustee if given by the Noteholders) may terminate all the rights and obligations (other than the obligations set forth in Section 7.02 hereof) of the Servicer under this Agreement. On or after the latest of receipt by the Servicer of such written notice or the date of termination specified in such notice or deemed specified pursuant to Section 8.02(d), all authority and power of the Servicer under this Agreement, whether with respect to the Notes or the Receivables or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Servicer as may be appointed under
Section 8.02; and,
without limitation, the Indenture Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. The predecessor Servicer shall cooperate with the successor Servicer, the Indenture Trustee and the Owner Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received by it with respect to any Receivable. The predecessor Servicer shall also give the successor Servicer access to its records, software, systems, facilities and employees in order to facilitate the servicing transfer. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files and the Servicer's duties to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of a Servicer Default, the Owner Trustee shall give notice thereof to the Rating Agencies.

     SECTION 8.02.  Appointment of Successor.

     (a) Upon the Servicer's receipt of notice of termination pursuant to
Section 8.01 or the Servicer's resignation in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice (subject in each case to Section 8.02(d)) and, in the case of resignation, until the later of (i) the date 45 days from the delivery to the Owner Trustee and the Indenture Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (ii) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the Servicer's termination hereunder, the Indenture Trustee shall appoint a successor Servicer, and the successor Servicer shall accept its appointment by a written assumption in form acceptable to the Owner Trustee and the Indenture Trustee. In the event that a successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section, the Indenture Trustee without further action shall automatically be appointed the successor Servicer and the Indenture Trustee shall be entitled to the Servicing Fee. Notwithstanding the above, the Indenture Trustee shall, if it shall be legally unable so to act, appoint or petition a court of competent jurisdiction to appoint any established institution, having a net worth of not less than $100,000,000 and whose regular business shall include the servicing of recreational vehicle receivables, as the successor to the Servicer under this Agreement.

     (b) Upon appointment, the successor Servicer (including the Indenture Trustee acting as successor Servicer) shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement.

     (c) The Servicer may not resign except as contemplated by Section 7.05.

     (d) Notwithstanding anything herein to the contrary, any notice of termination delivered by Noteholders pursuant to Section 8.01 that (i) does not contain therein a date as of which such termination shall take effect or (ii) contains such a date of termination, shall be deemed, in the case of clauses (i) and (ii) to contain a date of termination which is no sooner than the date, established by the Indenture Trustee by notice to the Servicer, which shall be the earliest date practicable by which the Indenture Trustee is capable of assuming the functions of Servicer hereunder.

     SECTION 8.03. Repayment of Advances. If the Servicer shall change, the predecessor Servicer shall be entitled to receive reimbursement for Outstanding Advances pursuant to Section 5.04 with respect to all Advances made by the predecessor Servicer.

     SECTION 8.04. Notification to Noteholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VIII, the Indenture Trustee shall give prompt written notice thereof to Noteholders and the Rating Agencies.

     SECTION 8.05. Waiver of Past Defaults. The Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes may, on behalf of all Noteholders, waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the Trust Accounts in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.


                                  ARTICLE IX

                                  Termination
                                  -----------

     SECTION 9.01.  Optional Purchase of All Receivables.

     (a) As of the last day of any Collection Period immediately preceding a Monthly Payment Date as of which the then outstanding Pool Balance is less than ten percent (10%) of the Initial Pool Balance, the Servicer shall have the option to purchase the Owner Trust Estate, other than the Trust Accounts, as of such last day. To exercise such option, the Servicer shall deposit pursuant to
Section 5.05 in the Collection Account an amount equal to the aggregate Purchase Amount for the Receivables (including Defaulted Receivables), plus the appraised value of any such other property held by the Trust other than the Trust Accounts, such value to be determined by an appraiser mutually agreed upon by the Servicer, the Owner Trustee and the Indenture Trustee, and shall succeed to all interests in and to the Trust. Notwithstanding the foregoing, the Servicer shall not be permitted to exercise such option unless the resulting distribution to the Noteholders and Certificateholders on the applicable Monthly Payment Date would be sufficient to pay the sum of the outstanding principal balance of the Notes and the Certificate Balance and all accrued but unpaid interest thereon.

     [ (b)  Upon any sale of the assets of the Trust pursuant to Section 9.02 of the Trust Agreement, the Servicer shall instruct the Indenture Trustee to deposit the proceeds from such sale after all payments and reserves therefrom have been made (the "Insolvency Proceeds") in the Collection Account. On the Monthly Payment Date on which the Insolvency Proceeds are deposited in the Collection Account (or, if such proceeds are not so deposited on a Monthly Payment Date, on the Monthly Payment Date immediately following such deposit), the Servicer shall instruct the Indenture Trustee to make the following deposits (after the application on such Monthly Payment Date of the Total Distribution Amount) from the Insolvency Proceeds and any funds remaining in the Reserve
Account, the Class [   ] Interest Account and the Class [   ] Principal Account
(including the proceeds of any sale of investments therein as described in the following sentence):

          (i) to the Note Distribution Account, any portion of the Noteholders' Interest Distributable Amount not otherwise deposited into the Note Distribution Account on such Monthly Payment Date;

          (ii) to the Note Distribution Account, the outstanding principal balance of the Notes (after giving effect to the reduction in the outstanding principal balance of the Notes to result from the deposits made in the Note Distribution Account on such Monthly Payment Date and on prior Monthly Payment Dates);

          (iii) to the Certificate Distribution Account, any portion of the Certificateholders' Interest Distributable Amount not otherwise deposited into the Certificate Distribution Account on such Monthly Payment Date;

          (iv) to the Certificate Distribution Account, the outstanding principal balance of the Certificates (after giving effect to the reduction in the outstanding principal balance of the Certificates to result from the deposits made in the Certificate Distribution Account on such Monthly Payment Date and on prior Monthly Payment Dates); and

          (v) any remaining amount to the Owner Trustee for distribution to the Depositor.

          Any investments on deposit in the Trust Accounts, which shall not mature on or before such Monthly Payment Date, shall be sold by the Indenture Trustee at such time as shall result in the Indenture Trustee receiving the proceeds from such sale not later than the Determination Date preceding such Monthly Payment Date.]

     (c) Notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof.

     (d) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders shall succeed to the rights of the Noteholders hereunder and the Owner Trustee shall succeed to the rights of, and assume the obligations of, the Indenture Trustee pursuant to this Agreement.


                                   ARTICLE X

                                 Miscellaneous
                                 -------------

     SECTION 10.01. Amendment. This Agreement may be amended by the parties hereto, with the consent of the Indenture Trustee, but without the consent of any other Person, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

     This Agreement may also be amended from time to time by the parties hereto, with the consent of the Indenture Trustee and the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of the Holders of outstanding Certificates evidencing not less than a majority of the outstanding Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all of the outstanding Notes and Certificates.

     Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee and each of the Rating Agencies.

     It shall not be necessary for the consent of Noteholders or Certificateholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

     Prior to the execution of or the consent to any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and rely upon (i) an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and (ii) the Opinion of Counsel referred to in Section 10.02(i). The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into or consent to any such amendment which affects the Owner Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

     SECTION 10.02. Protection of Title to Trust; Change of Name, Identity, Corporate Structure or Location of the Depositor, Etc.

     (a) The Depositor shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and of the Indenture Trustee in the Receivables and in the proceeds thereof. The Depositor shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) The Depositor shall not change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Owner Trustee and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

     (c) The Depositor shall give the Owner Trustee and the Indenture Trustee at least 60 days' prior written notice of any relocation of its chief executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

     (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

     (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables, the Servicer's master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Issuer and the Indenture Trustee in such Receivable and that such Receivable is owned by the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer's and the Indenture Trustee's interest in a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or shall have become a Purchased Receivable.

     (f) If at any time the Depositor or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in recreational vehicle receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been transferred to and is owned by the Issuer and has been pledged to the Indenture Trustee.

     (g) The Servicer shall permit the Indenture Trustee and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivable.

     (h) Upon request, the Servicer shall furnish to the Owner Trustee or to the Indenture Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust.

     (i) The Servicer shall deliver to the Owner Trustee and the Indenture Trustee, promptly after the execution and delivery of this Agreement, and of each amendment hereto and on each Monthly Payment Date occurring in September, an Opinion of Counsel (which may be an employee of the Servicer) stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest. Each such Opinion of Counsel shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

     (j) The Depositor shall, to the extent required by applicable law, cause the Notes and Certificates to be registered with the Commission pursuant to
Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

     SECTION 10.03. Notices. All demands, notices, directions, communications and instructions upon, to, or by the Depositor, the Servicer, the Owner Trustee, the Indenture Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case the Servicer (so long as DFS is the Servicer), to Deutsche Financial Services Corporation, 645 Maryville Centre Drive, St. Louis, Missouri 63141,
Attention: Chief Legal Officer, (b) in the case of the Depositor, to Deutsche Recreational Asset Funding Corporation, 655 Maryville Centre Drive, St. Louis, Missouri 63141, Attention: President, (c) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Office (as defined in the Trust Agreement), (d) in the case of the Indenture Trustee, at the Corporate Trust Office, (e) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007, and (f) in the case of Standard & Poor's, to Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 25 Broadway (15th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other Persons listed in this Section.

     SECTION 10.04. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in this Section, in Sections 6.05 and 7.03 of this Agreement and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Depositor or the Servicer. The parties hereto hereby acknowledge and consent to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Depositor Conveyed Property and/or the assignment of any or all of the Issuer's rights under this Agreement to the Indenture Trustee.

     SECTION 10.05. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Depositor, the Servicer, the Issuer, the Owner Trustee, the Indenture Trustee and the Noteholders, and, except as expressly provided in this Agreement, nothing in this Agreement shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     SECTION 10.06. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 10.07. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 10.08. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 10.09. Governing Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE PERFECTION (AND THE EFFECT OF PERFECTION OR NON-PERFECTION) OF THE INTERESTS OF ANY PERSON IN CONVEYED PROPERTY ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK, NEW YORK OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE BASIC DOCUMENTS, AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF THE ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR FEDERAL COURT, IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

     SECTION 10.10. Nonpetition Covenants. Notwithstanding any prior termination of this Agreement, the Servicer and the Depositor shall not, prior to the date which is one year and one day after the termination of the Trust Agreement, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer. Notwithstanding any prior termination of this Agreement, the Servicer and the Issuer shall not, prior to the date which is one year and one day after the termination of the Trust Agreement, acquiesce, petition or otherwise invoke or cause the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor.

     SECTION 10.11. Limitation of Liability of Owner Trustee and Indenture Trustee.

     (a) Notwithstanding anything contained herein to the contrary, this
Agreement has been countersigned by [                                    ] not
in its individual capacity but solely in its capacity as Owner Trustee of the
Issuer and in no event shall [                                    ] in its
individual capacity or, except as expressly provided in the Trust Agreement, as beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

     (b) Notwithstanding anything contained herein to the contrary, this
Agreement has been accepted by [                         ], not in its
individual capacity but solely as Indenture Trustee and in no event shall
[                       ] have any liability for the representations,
warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

     SECTION 10.12. Waiver. Each of DFS, the Depositor, the Trust, the Owner Trustee and the Indenture Trustee hereby (i) acknowledges that Mayer, Brown & Platt represents DFS, the Transferor, the Depositor and Affiliates of the Transferor, DFS and the Depositor in connection with the transactions contemplated by the Basic Documents, and represents the institutions which are the Indenture Trustee and the Owner Trustee (or Affiliates of such institutions) in other transactions, and (ii) waives any conflict of interest relating thereto. Notwithstanding any other provision of this Agreement, Mayer, Brown & Platt is entitled to rely on this Section.

     SECTION 10.13. Separate Corporate Existence. The Depositor hereby acknowledges that the Trust is entering into the transactions contemplated by the Basic Documents in reliance upon the Depositor's identity as a legal entity separate from DFS and the Transferor. Therefore, until the first day following the termination of the Trust Agreement on which all of the Securities have been paid in full, the Depositor shall take all reasonable steps to make it apparent to third Persons that each of DFS and the Transferor is an entity with assets and liabilities distinct from those of the Depositor and any other Affiliate and that the Depositor is not a division of DFS or the Transferor or any other Person.

                              [SIGNATURES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Transfer and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.

                    DISTRIBUTION FINANCIAL SERVICES [RV/BOAT]
                    TRUST 199_-_

                    By:  [                      ], not in its individual
                         capacity but solely as Owner Trustee on behalf of the Trust


                    By: ____________________________________________________
                    Name: __________________________________________________
                    Title: _________________________________________________

                    DEUTSCHE RECREATIONAL ASSET FUNDING
                    CORPORATION, as Depositor


                    By: ____________________________________________________
                    Name: __________________________________________________
                    Title: _________________________________________________

                    DEUTSCHE FINANCIAL SERVICES CORPORATION, as Servicer


                    By: ____________________________________________________
                    Name: __________________________________________________
                    Title: _________________________________________________


Acknowledged, accepted and agreed to
as of the day and year first above written:

[                  ],
not in its individual capacity but
solely as Indenture Trustee

By: __________________________________
Name: ________________________________
Title: _______________________________

                                   APPENDIX A

                                  DEFINITIONS


     "Accelerated Principal Distribution Amount" means, with respect to any Monthly Payment Date, the portion, if any, of the Total Distribution Amount for the related Collection Period that remains after payment of (a) the Servicing
Fee, (b) the interest due on the Notes (including deposits to the Class [     ]
Interest Account), (c) the Regular Principal Distribution Amount, (d) the amount of interest due on the Certificates and (e) the amount, if any, required to be deposited into the Reserve Account.

     "Act" has the meaning specified in Section 11.03(a) of the Indenture.

     "Advance" means the amount of interest, as of the close of business on the last day of a Collection Period, which the Servicer advances on the Receivables pursuant to Section 5.04 of the Transfer and Servicing Agreement.

     "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Amount Financed" means with respect to a Receivable, the amount advanced toward the purchase price of the Financed Vehicles and any related costs.

     "Annual Percentage Rate" or "APR" of a Receivable means the annual rate of finance charges stated in the related Contract.

     "Authorized Officer" means, with respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

     "Basic Documents" means the Transfer and Servicing Agreement, the DFS/Ganis Transfer Agreement, the Ganis/Depositor Transfer Agreement, the Indenture, the Trust Agreement, the Note Depository Agreement and the Certificate Depository Agreement and the other documents and certificates delivered in connection therewith.

     "Benefit Plan" has the meaning assigned to such term in Section 11.13 of the Trust Agreement.

     "Book-Entry Certificates" means a beneficial interest in the Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 3.11 of the Trust Agreement.

     "Book-Entry Notes" means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10 of the Indenture.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in the State of New York are authorized or obligated by law, regulation or executive order to remain closed.

     ["Business Trust Statute" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as the same may be amended from time to time.]

     "Certificate" means a Trust Certificate.

     "Certificate Balance" equals, initially, the Initial Certificate Balance and, thereafter, equals the Initial Certificate Balance reduced by all amounts allocable to principal previously distributed to Certificateholders.

     "Certificate Depository Agreement" means the agreement dated the Closing Date among the Trust, the Owner Trustee, and The Depository Trust Company, as the initial Clearing Agency, relating to the Certificates, as the same may be amended, amended and restated or otherwise modified from time to time.

     "Certificate Distribution Account" has the meaning specified in Section
5.01 of the Trust Agreement.

     "Certificate Owner" means, with respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "Certificate Register" and "Certificate Registrar" means the register mentioned in and the registrar appointed pursuant to Section 3.04 of the Trust Agreement.

     ["Certificate of Trust" means the Certificate of Trust in the form of Exhibit B to the Trust Agreement filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.]

     "Certificate Pool Factor" means, as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the Certificate Balance (after giving effect to any reductions therein to be made on the immediately following Monthly Payment

Date) divided by the Initial Certificate Balance. The Certificate Pool Factor shall be 1.0000000 as of the Closing Date; thereafter, the Certificate Pool Factor shall decline to reflect reductions in the Certificate Balance.

     "Certificateholder" means the Holder of a Certificate.

     "Certificateholders' Distributable Amount" means, with respect to any Monthly Payment Date, the sum of the Certificateholders' Principal Distributable Amount and the Certificateholders' Interest Distributable Amount for such date.

     "Certificateholders' Excess Distributable Amount" means, with respect to each Monthly Payment Date, the lesser of (i) the Accelerated Principal Distribution Amount and (ii) the amount, if any, necessary after application of the Certificateholders' Regular Principal Distribution Amount for such Monthly Payment Date, to reduce the aggregate principal amount of the Certificates so that the Overcollateralization Amount shall equal the Targeted Overcollateralization amount after application of principal payments for such Monthly Payment Date.

     "Certificateholders' Interest Carryover Shortfall" means, with respect to any Monthly Payment Date, the excess of the sum of the Certificateholders' Monthly Interest Distributable Amount for the preceding Monthly Payment Date and any outstanding Certificateholders' Interest Carryover Shortfall on such preceding Monthly Payment Date, over the amount in respect of interest that is actually deposited in the Certificate Distribution Account on such preceding Monthly Payment Date, plus 30 days' interest on such excess, to the extent permitted by law, at the Pass-Through Rate.

     "Certificateholders' Interest Distributable Amount" means, with respect to any Monthly Payment Date, the sum of the Certificateholders' Monthly Interest Distributable Amount for such Monthly Payment Date and the Certificateholders' Interest Carryover Shortfall for such Monthly Payment Date. Interest with respect to the Certificates shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Transfer and Servicing Agreement and the other Basic Documents.

     "Certificateholders' Monthly Interest Distributable Amount" means, with respect to any Monthly Payment Date, 30 days of interest (or, in the case of the first Monthly Payment Date, interest accrued from and including the Closing
Date) at the Pass-Through Rate on the Certificate Balance on the last day of the preceding Collection Period (or, in the case of the first Monthly Payment Date, on the Closing Date).

     "Certificateholders' Monthly Principal Distributable Amount" means, with respect to any Monthly Payment Date prior to the Monthly Payment Date on which the Notes are paid in full, zero; and with respect to any Monthly Payment Date on or after the Monthly Payment Date on which the Notes are paid in full, the lesser of (i) the sum of the Regular Principal Distribution Amount plus the Accelerated Principal Distribution Amount for such Monthly Payment Date and

(ii) the amount, if any, necessary to reduce the aggregate principal amount of the Certificates so that the Overcollateralization Amount shall equal the Targeted Overcollateralization Amount after application of principal payments for such Monthly Payment Date (less, on the Monthly Payment Date on which the Notes are paid in full, the portion thereof payable as the Noteholders' Monthly Principal Distributable Amount on the Notes).

     "Certificateholders' Principal Carryover Shortfall" means, as of the close of any Monthly Payment Date, the excess of the Certificateholders' Monthly Principal Distributable Amount and any outstanding Certificateholders' Principal Carryover Shortfall from the preceding Monthly Payment Date, over the amount in respect of principal that is actually deposited in the Certificate Distribution Account on such current Monthly Payment Date.

     "Certificateholders' Principal Distributable Amount" means, with respect to any Monthly Payment Date, the sum of the Certificateholders' Monthly Principal Distributable Amount for such Monthly Payment Date and the Certificateholders' Principal Carryover Shortfall as of the close of the preceding Monthly Payment Date; provided, however, that the Certificateholders' Principal Distributable Amount shall not exceed the Certificate Balance. In addition, on the Final Scheduled Payment Date, the principal required to be included in the Certificateholders' Principal Distributable Amount shall include the lesser of
(a) any principal due and remaining unpaid on each Receivable, in each case, in the Trust as of the Final Stated Maturity Date or (b) the amount that is necessary (after giving effect to the other amounts to be deposited in the Certificate Distribution Account on such Monthly Payment Date and allocable to principal) to reduce the Certificate Balance to zero.

     "Certificateholders' Regular Principal Distributable Amount" means, with respect to each Monthly Payment Date, the lesser of (i) the Regular Principal Distribution Amount and (ii) the amount, if any, necessary to reduce the aggregate principal amount of the Certificates so that the Overcollateralization Amount shall equal the Targeted Overcollateralization Amount after application of principal payments for such Monthly Payment Date.

     "Certificates" means [   ]% Asset Backed Certificates issued pursuant to
the Trust Agreement.

     "Class" means any one of the classes of Notes.

     "Class [     ] Interest Account" means the account designated as such,
established and maintained pursuant to Section 5.01(a)(iv) of the Transfer and Servicing Agreement.

     "Class [     ] Interest Rate" means [      ]% per annum (computed on the
basis of the actual number of days in each Interest Accrual Period divided by
360).

     "Class [     ] Interest Rate" means [      ]% per annum (computed on the
basis of a 360-day year consisting of twelve 30-day months).

     "Class [   ] Interest Rate" means [   ]% per annum (computed on the basis
of a 360-day year consisting of twelve 30-day months).

     "Class [   ] Interest Rate" means [   ]% per annum (computed on the basis
of a 360-day year consisting of twelve 30-day months).

     "Class [   ] Interest Rate" means [   ]% per annum (computed on the basis
of a 360-day year consisting of twelve 30-day months).

     "Class [   ] Interest Rate" means [   ]% per annum (computed on the basis
of a 360-day year consisting of twelve 30-day months).

     "Class [   ] Interest Rate" means [   ]% per annum (computed on the basis
of a 360-day year consisting of twelve 30-day months).

     "Class [   ] Interest Rate" means [   ]% per annum (computed on the basis
of a 360-day year consisting of twelve 30-day months).

     "Class [   ] Interest Rate" means [   ]% per annum (computed on the basis
of a 360-day year consisting of twelve 30-day months).

     "Class [   ] Interest Rate" means [   ]% per annum (computed on the basis
of a 360-day year consisting of twelve 30-day months).

     "Class [   ] Noteholder" means the Person in whose name a Class [   ] Note
is registered in the Note Register.

     "Class [   ] Noteholder" means the Person in whose name a Class [   ] Note
is registered in the Note Register.

     "Class [   ] Noteholder" means the Person in whose name a Class [   ] Note
is registered in the Note Register.

     "Class [   ] Noteholder" means the Person in whose name a Class [   ] Note
is registered in the Note Register.

     "Class [   ] Noteholder" means the Person in whose name a Class [   ] Note
is registered in the Note Register.

     "Class [   ] Noteholder" means the Person in whose name a Class [   ] Note
is registered in the Note Register.

     "Class [   ] Noteholder" means the Person in whose name a Class [   ] Note
is registered in the Note Register.

     "Class [    ] Noteholder" means the Person in whose name a Class [    ]
Note is registered in the Note Register.

     "Class [    ] Noteholder" means the Person in whose name a Class [    ]
Note is registered in the Note Register.

     "Class [    ] Noteholder" means the Person in whose name a Class [    ]
Note is registered in the Note Register.

     "Class A Notes" means the Class [    ] Notes, Class [    ] Notes, Class
[    ] Notes, Class [    ] Notes, Class [    ] Notes, Class [    ] Notes, Class
[    ] Notes, Class [    ] Notes, Class [    ] Notes and Class [    ] Notes.

     "Class [    ] Notes" means the [    ]% Asset Backed Notes, Class [    ],
substantially in the form of Exhibit A to the Indenture.

     "Class [    ] Notes" means the [    ]% Asset Backed Notes, Class [    ],
substantially in the form of Exhibit A to the Indenture.

     "Class [    ] Notes" means the [    ]% Asset Backed Notes, Class [    ],
substantially in the form of Exhibit A to the Indenture.

     "Class [    ] Notes" means the [    ]% Asset Backed Notes, Class [    ],
substantially in the form of Exhibit A to the Indenture.

     "Class [    ] Notes" means the [    ]% Asset Backed Notes, Class [    ],
substantially in the form of Exhibit A to the Indenture.

     "Class [    ] Notes" means the [    ]% Asset Backed Notes, Class [    ],
substantially in the form of Exhibit A to the Indenture.

     "Class [    ] Notes" means the [    ]% Asset Backed Notes, Class [    ],
substantially in the form of Exhibit A to the Indenture.

     "Class [    ] Notes" means the [    ]% Asset Backed Notes, Class [    ],
substantially in the form of Exhibit A to the Indenture.

     "Class [    ] Notes" means the [    ]% Asset Backed Notes, Class [    ],
substantially in the form of Exhibit A to the Indenture.

     "Class [    ] Notes" means the [    ]% Asset Backed Notes, Class [    ],
substantially in the form of Exhibit A to the Indenture.

     "Class [    ] Principal Account" means the account designated as such, established and maintained pursuant to Section 5.01(a)(v) of the Transfer and Servicing Agreement.

     "Class [    ] Stated Maturity Date" means [    ].

     "Class [    ] Stated Maturity Date" means [    ].

     "Class [    ] Stated Maturity Date" means [    ].

     "Class [    ] Stated Maturity Date" means [    ].

     "Class [    ] Stated Maturity Date" means [    ].

     "Class [    ] Stated Maturity Date" means [    ].

     "Class [    ] Stated Maturity Date" means [    ].

     "Class [    ] Stated Maturity Date" means [    ].

     "Class [    ] Stated Maturity Date" means [    ].

     "Class [    ] Stated Maturity Date" means [    ].

     "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

     "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Date" means [         ], 199_.

     "Code" means the Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

     "Collateral" has the meaning specified in the Granting Clause of the Indenture.

     "Collection Account" means the account designated as such, established and maintained pursuant to Section 5.01(a)(i) of the Transfer and Servicing Agreement.

     "Collection Period" means a calendar month. Any amount stated as of the last day of a Collection Period or as of the first day of a Collection Period shall give effect to the following calculations as determined as of the close of business on such last day: (1) all applications of collections, (2) all Advances and reductions of Outstanding Advances and (3) all distributions to be made on the following Monthly Payment Date.

     "Commission" has the meaning specified in Section 1.02 of the Indenture.

     "Computer Tape" means the computer tape containing information on the [entire portfolio of recreational vehicle receivables of DFS and the Transferor] delivered by DFS to the Issuer.

     "Contract" means a retail installment sale contract or installment loan contract relating to a recreational vehicle.

     "Conveyed Property" has the meaning specified in Section 2.02 of the Transfer and Servicing Agreement.

     "Corporate Trust Office" or "Corporate Trust Administration Department" means (i) the office of the Indenture Trustee at which at any particular time its corporate trust business shall be principally administered, which office at
the date of the execution of the Indenture is located at [                    ];
or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Depositor, or the principal corporate trust office of any successor Indenture Trustee (of which address such successor Indenture Trustee shall notify the Noteholders and the Depositor) and (ii) with respect to the Owner Trustee, the principal corporate trust office of the Owner
Trustee located at [                         ] or at such other address as the
Owner Trustee may designate by notice to the Certificate Owners, the Indenture Trustee, the Noteholders, the Certificateholders and the Depositor, or the principal corporate trust office of any successor Owner Trustee (of which address such successor Owner Trustee shall notify the Certificateholders, the Indenture Trustee and the Depositor).

     "Cutoff Date" means [                     ], 199_.

     "Dealer" means the dealer which sold a Financed Vehicle to an Obligor and, if applicable, which originated and assigned the related Receivable to DFS or the Transferor, as the case may be.

     "Dealer Agreement": An agreement between a Dealer and DFS or the Transferor, as the case may be, pursuant to which DFS or the Transferor, as the case may be, purchased one or more Receivables.

     "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

     "Defaulted Receivable" means a Receivable as to which (a) all or any part of a scheduled payment is 120 days past due and the Servicer has not repossessed the related Financed Vehicle or (b) the Servicer has repossessed and liquidated the related Financed Vehicle, whichever occurs first.

     "Definitive Notes" has the meaning specified in Section 2.10 of the Indenture.

     "Definitive Trust Certificates" shall have the meaning specified in Section
3.11 of the Trust Agreement.

     "Delivery" when used with respect to Trust Account Property means:

     (1) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof
(i) by delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank to a financial intermediary (as defined in Section 8-313 of the UCC) and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by the Indenture Trustee or its nominee or custodian, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or a "custodian bank" (as defined in Section 8-102(4) of the UCC) or the nominee of either subject to the clearing corporation's exclusive control, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property (as defined herein) to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

     (2) with respect to any securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary which is also a "depository" pursuant to applicable Federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Indenture Trustee or its nominee or custodian of the purchase by the Indenture Trustee or its nominee or custodian of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Indenture Trustee or its nominee or custodian and indicating that such custodian holds such Trust Account Property solely as agent for the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

     (3) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such uncertificated security and the making by such financial intermediary of entries on its books and records identifying such uncertificated certificates as belonging to the Indenture Trustee or its nominee or custodian.

     "Depositor" means Deutsche Recreational Asset Funding Corporation, in its capacity as depositor under the Transfer and Servicing Agreement, and its successor in interest.

     "Determination Date" means, with respect to any Monthly Payment Date, the Business Day immediately preceding such Monthly Payment Date.

     "DFS" means Deutsche Financial Services Corporation, a Nevada corporation, or its successors in interest.

     "DFS Contributed Property" has the meaning specified in Section 2.01 of the DFS/Ganis Transfer Agreement.

     "DFS Receivables" has the meaning specified in Section 2.01 of the DFS/Ganis Transfer Agreement.

     "DFS/Ganis Transfer Agreement" means the DFS/Ganis Transfer Agreement between DFS and Ganis, substantially in the form of Exhibit D to the Transfer and Servicing Agreement, as amended, amended and restated or otherwise modified from time to time.

     "Eligible Deposit Account" means either (1) a segregated account with an Eligible Institution or (2) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories that signifies investment grade.

     "Eligible Institution" means (1) the corporate trust department of the Indenture Trustee or the Owner Trustee, or (2) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (i) which has either (A) a long-term unsecured debt rating of AAA or better by Standard & Poor's and A1 or better by Moody's or (B) a certificate of deposit rating of A-1+ by Standard & Poor's and P-1 or better by Moody's, or any other long-term, short-term or certificate of deposit rating acceptable to the Rating Agencies and (ii) whose deposits are insured by the FDIC. If so qualified, the Indenture Trustee or the Owner Trustee may be considered an Eligible Institution for the purposes of clause (2) of this definition.

     "Eligible Investments" means book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

     (1) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;

     (2) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

     (3) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category granted thereby;

     (4) investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

     (5) bankers' acceptances issued by any depository institution or trust company referred to in clause (2) above;

     (6) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (2);

     (7) repurchase obligations with respect to any security or whole loan, entered into with (i) a depository institution or trust company (acting as principal) described in clause (2) above (except that the rating referred to in the proviso in such clause (b) shall be A-1 or higher in the case of Standard & Poor's) (such depository institution or trust company being referred to in this definition as a "financial institution"), (ii) a broker/dealer (acting as principal) registered as a broker or dealer under Section 15 of the Exchange Act (a "broker/dealer") the unsecured short-term debt obligations of which are rated P-1 by Moody's and at least A-1 by Standard & Poor's at the time of entering into such repurchase obligation (a "rated broker/dealer"), (iii) an unrated broker/dealer (an "unrated broker/dealer"), acting as principal, that is a wholly-owned subsidiary of a non-bank holding company the unsecured short-term debt obligations of which are rated P-1 by Moody's and at least A-1 by Standard & Poor's at the time of entering into such repurchase obligation (a "Rated Holding Company") or (iv) an unrated subsidiary (a "Guaranteed Counterparty"), acting as principal, that is a wholly-owned subsidiary of a direct or indirect parent Rated Holding Company, which guarantees such subsidiary's obligations under such repurchase agreement; provided that the following conditions are satisfied:

          (A) the aggregate amount of funds invested in repurchase obligations of a financial institution, a rated broker/dealer, an unrated broker/dealer or Guaranteed Counterparty in respect of which the Standard & Poor's unsecured short-term ratings are A-1 (in the case of an unrated broker/dealer or Guaranteed Counterparty, such rating being that of the related Rated Holding Company) shall not exceed 20% of the sum of the then outstanding principal balance of the Notes and the Certificate Balance (there being no limit on the amount of funds that may be invested in repurchase obligations in respect of which such Standard & Poor's rating is A-1+ (in the case of an unrated broker/dealer or Guaranteed Counterparty, such rating being that of the related Rated Holding Company));

          (B) in the case of the Reserve Account, the rating from Standard & Poor's in respect of the unsecured short-term debt obligations of the financial institution, rated broker/dealer, unrated broker/dealer or Guaranteed Counterparty (in the case of an unrated broker/dealer or Guaranteed Counterparty, such rating being that of the related Rated Holding Company) shall be A-1+;

          (C) the repurchase obligation must mature within 30 days of the date on which the Indenture Trustee or the Issuer, as applicable, enters into such repurchase obligation;

          (D) the repurchase obligation shall not be subordinated to any other obligation of the related financial institution, rated broker/dealer, unrated broker/dealer or Guaranteed Counterparty;

          (E) the collateral subject to the repurchase obligation is held, in the appropriate form, by a custodial bank on behalf of the Indenture Trustee or the Issuer, as applicable;

          (F) the repurchase obligation shall require that the collateral subject thereto shall be marked to market daily;

          (G) in the case of a repurchase obligation of a Guaranteed Counterparty, the following conditions shall also be satisfied:

               (i) the Indenture Trustee or the Issuer, as applicable, shall have received an opinion of counsel (which may be in- house counsel) to the effect that the guarantee of the related Rated Holding Company is a legal, valid and binding agreement of the Rated Holding Company, enforceable in accordance with its terms, subject as to enforceability to bankruptcy, insolvency, reorganization and moratorium or other similar laws affecting creditors' rights generally and to general equitable principles;

               (ii) the Indenture Trustee or the Issuer, as applicable, shall have received (x) an incumbency certificate for the signer of such guarantee, certified by an officer of such Rated Holding Company and
          (y) a resolution, certified by an officer of the Rated Holding Company, of the board of directors (or applicable committee thereof) of the Rated Holding Company authorizing the execution, delivery and performance of such guarantee by the Rated Holding Company;

               (iii) the only conditions to the obligation of such Rated Holding Company to pay on behalf of the Guaranteed Counterparty shall be that the Guaranteed Counterparty shall not have paid under such repurchase obligation when required (it being understood that no notice to, demand on or other action in respect of the Guaranteed Counterparty is necessary) and that the Indenture Trustee or the Issuer shall make a demand on the Rated Holding Company to make the payment due under such guarantee;

               (iv) the guarantee of the Rated Holding Company shall be irrevocable with respect to such repurchase obligation and shall not be subordinated to any other obligation of the Rated Holding Company; and

               (v) each of Standard & Poor's and Moody's has confirmed in writing to the Indenture Trustee or Issuer, as applicable, that it has reviewed the form of the guarantee of the Rated Holding Company and has determined that the issuance of such guarantee shall not result in the downgrade or withdrawal of the ratings assigned to the Notes.

          (H) the repurchase obligation shall require that the repurchase obligation be overcollateralized and shall provide that, upon any failure to maintain such overcollateralization, the repurchase obligation shall become due and payable, and unless the repurchase obligation is satisfied immediately, the collateral subject to the repurchase agreement shall be liquidated and the proceeds applied to satisfy the unsatisfied portion of the repurchase obligation;

     (8) any other investment with respect to which the Issuer or the Servicer has received written notification from the Rating Agencies that the acquisition of such investment as an Eligible Investment shall not result in a withdrawal or downgrading of the ratings on the Notes.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Event of Default" has the meaning specified in Section 5.01 of the Indenture.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Executive Officer" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

     "Expenses" has the meaning specified in Section 8.02 of the Trust
Agreement.

     "FDIC" means the Federal Deposit Insurance Corporation or any successor organization.

     "Fidelity Bond" means a fidelity bond to be maintained by the Servicer pursuant to Section 4.15 of the Transfer and Servicing Agreement.

     "Final Certification" has the meaning specified in Section 3.04 of the Transfer and Servicing Agreement.

     "Final Scheduled Maturity Date" means the Monthly Payment Date immediately following the scheduled maturity date of the Receivables.

     "Final Scheduled Payment Date" means [____________].

     "Financed Vehicle" means a new or used recreational vehicle, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

     "Ganis" means Ganis Credit Corporation, a Delaware corporation, or its successors in interest.

     "Ganis/Depositor Transfer Agreement" means the Ganis/Depositor Transfer Agreement, substantially in the form of Exhibit E to the Transfer and Servicing Agreement, as the same may be amended, amended and restated or otherwise modified from time to time.

     "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and a right of set-off against pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

     "Holder" means the Person in whose name a Note or Certificate is registered on the Note Register or Certificate Register, as applicable.

     "Indemnified Parties" shall have the meaning specified in Section 8.02 of the Trust Agreement.

     "Indenture" means the Indenture dated as of the Closing Date between the Issuer and the Indenture Trustee, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time.

     "Indenture Trustee" means [_______________], a New York corporation, as Indenture Trustee under the Indenture, or any successor Indenture Trustee under the Indenture.

     "Independent" means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor on the Notes, the Depositor and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

     "Independent Director" has the meaning specified in the articles of incorporation of the Depositor.

     "Initial Certificate Balance" means $[__________].

     "Initial Pool Balance" means $[__________].

     "Insolvency Event" means, with respect to a specified Person, (1) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (2) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

     "Insurance Policy" means, with respect to a Receivable, any insurance policy benefiting the holder of the Receivable providing loss or physical damage, credit life, credit disability, theft, mechanical breakdown or similar coverage with respect to the Financed Vehicle or the Obligor.

     "Interest Accrual Period" means the calendar month preceding each Monthly Payment Date (or in the case of the first Monthly Payment Date, the period from the Closing Date until [_____], 199_) and with respect to the Class [__] Notes, the period from (and including) the immediately preceding Monthly Payment Date (or in the case of the first Monthly Payment Date, from and including the Closing Date) to and including the day preceding the applicable Monthly Payment Date.

     "Interest Rate" means the interest rate for any one or more of the Classes of Notes, or collectively for all Classes of Notes, in each case as the context requires.

     "Investment Earnings" means, with respect to any Monthly Payment Date, the realized investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust

Accounts to be distributed on such Monthly Payment Date pursuant to Section 5.01(b) of the Transfer and Servicing Agreement.

     "Issuer" means Distribution Financial Services [RV/Boat] Trust 199_-_, a Delaware business trust, until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

     "Issuer Order" or "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

     "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to a Receivable by operation of law as a result of any act or omission by the related Obligor.

     "Lien Certificate": With respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable State to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" means only a certificate or notification issued to a secured party by such Registrar of Titles.

     "Liquidation Proceeds" means, with respect to any Defaulted Receivable, the monies collected in respect thereof, from whatever source, on a Defaulted Receivable [during the Collection Period in which such Receivable became a Defaulted Receivable], net of the sum of any amounts of expenses incurred by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Defaulted Receivable.

     "Monthly Payment Date" means, with respect to each Collection Period, the 15th day of the following month or, if such day is not a Business Day, the immediately following Business Day, commencing on [__], 199_.

     "Moody's" means Moody's Investors Service, Inc., or its successor.

     "Nonquarterly Payment Date" means a Monthly Payment Date that is not a Quarterly Payment Date.

     "Note" means any Class A Note.

     "Note Depository Agreement" means the agreement dated the Closing Date among the Trust, the Indenture Trustee, and The Depository Trust Company, as the initial Clearing Agency, relating to the Notes, as the same may be amended, amended and restated or otherwise modified from time to time.

     "Note Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.01 of the Transfer and Servicing Agreement.

     "Note Owner" means, with respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "Note Pool Factor" means, with respect to each Class of Notes as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the outstanding principal balance of such Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Monthly Payment Date) divided by the original outstanding principal balance of such Class of Notes. The Note Pool Factor shall be 1.0000000 as of the Closing Date; thereafter, the Note Pool Factor shall decline to reflect reductions in the outstanding principal balance of such Class of Notes.

     "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.04 of the Indenture.

     "Noteholder" means the Person in whose name a Note is registered on the Note Register.

     "Noteholders' Distributable Amount" means, with respect to any Monthly Payment Date, the sum of the Noteholders' Principal Distributable Amount and the Noteholders' Interest Distributable Amount for such Monthly Payment Date.

     "Noteholders' Excess Distributable Amount" means, with respect to each Monthly Payment Date, the lesser of (i) the Accelerated Principal Distribution Amount and (ii) the amount, if any, necessary after application of the Noteholders' Regular Principal Distribution amount for such Monthly Payment Date, to reduce the aggregate principal amount of the Notes so that the Overcollateralization Amount shall equal the Targeted Overcollateralization Amount after application of principal payments for such Monthly Payment Date.

     "Noteholders' Interest Carryover Shortfall" means, with respect to any Monthly Payment Date, the excess of the sum of the Noteholders' Monthly Interest Distributable Amount for the preceding Monthly Payment Date and any outstanding Noteholders' Interest Carryover Shortfall on such preceding Monthly Payment Date, over the amount in respect of interest that is actually deposited in the Note Distribution Account on such preceding Monthly Payment Date, plus interest on the amount of interest due but not paid to Noteholders on the preceding Monthly Payment Date, to the extent permitted by law, at the respective Interest Rates borne by each Class of the Notes for the related Interest Accrual Period.

     "Noteholders' Interest Distributable Amount" means, with respect to any Monthly Payment Date, the sum of the Noteholders' Monthly Interest Distributable Amount for such

Monthly Payment Date and the Noteholders' Interest Carryover Shortfall for such Monthly Payment Date. For all purposes of the Transfer and Servicing Agreement and the other Basic Documents, interest with respect to the Notes shall be computed on the basis of twelve 30-day months in a 360-day year except for the Class [___] Notes which shall be calculated on the basis of the actual number days in a year divided by 360.

     "Noteholders' Monthly Interest Distributable Amount" means, with respect to any Monthly Payment Date, interest accrued for the related Interest Accrual Period on each Class of Notes at the respective Interest Rate for such Class on the outstanding principal balance of the Notes of such Class on the immediately preceding Monthly Payment Date (or, in the case of the first Monthly Payment Date, the Closing Date), after giving effect to all distributions of principal to the Noteholders of such Class on or prior to such Monthly Payment Date.

     "Noteholders' Monthly Principal Distributable Amount" means, with respect to any Monthly Payment Date, the lesser of (i) the sum of the Regular Principal Distribution Amount plus the Accelerated Principal Distribution Amount for such Monthly Payment Date and (ii) the amount, if any, necessary to reduce the aggregate principal amount of the Notes so that the Overcollateralization Amount shall equal the Targeted Overcollateralization Amount after application of principal payments for such Monthly Payment Date.

     "Noteholders' Principal Carryover Shortfall" means, as of the close of any Monthly Payment Date, the excess of the Noteholders' Monthly Principal Distributable Amount and any outstanding Noteholders' Principal Carryover Shortfall from the preceding Monthly Payment Date, over the amount in respect of principal that is actually deposited in the Note Distribution Account on such current Monthly Payment Date.

     "Noteholders' Principal Distributable Amount" means, with respect to any Monthly Payment Date, the sum of the Noteholders' Monthly Principal Distributable Amount for such Monthly Payment Date and the Noteholders' Principal Carryover Shortfall as of the close of the preceding Monthly Payment Date; provided, however, that the Noteholders' Principal Distributable Amount shall not exceed the outstanding principal balance of the Notes. In addition,
(a) on the Class [___] Stated Maturity Date, the principal required to be deposited in the Note Distribution Account shall include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Monthly Payment Date and allocable to principal) to reduce the Outstanding Amount of the Class [___] Notes to zero; (b) on the Class [___] Stated Maturity Date, the principal required to be deposited in the Note Distribution Account shall include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Monthly Payment Date and allocable to principal) to reduce the Outstanding Amount of the Class [___] Notes to zero; (c) on the Class [___] Stated Maturity Date, the principal required to be deposited in the Note Distribution Account shall include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Monthly Payment Date and allocable to principal) to reduce the Outstanding Amount of the Class [___] Notes to zero; (d) on the Class [___] Stated Maturity Date, the principal required to be deposited in the Note Distribution Account shall include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Monthly Payment Date and allocable to principal) to reduce the Outstanding Amount of the Class [_____] Notes to zero; (e) on the Class [_____] Stated Maturity Date, the principal required to be deposited in the Note Distribution Account shall include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Monthly Payment Date and allocable to principal) to reduce the Outstanding Amount of the Class [_____] Notes to zero;
(f) on the Class [_____] Stated Maturity Date, the principal required to be deposited in the Note Distribution Account shall include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Monthly Payment Date and allocable to principal) to reduce the Outstanding Amount of the Class [_____] Notes to zero; (g) on the Class [_____] Stated Date, the principal required to be deposited in the Note Distribution Account shall include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Monthly Payment Date and allocable to principal) to reduce the Outstanding Amount of the Class [ ] Notes to zero; (h) on the Class [_____] Stated Maturity Date, the principal required to be deposited in the Note Distribution Account shall include the amount necessary (after giving effect to the other amounts to be deposited in the Distribution Account on such Monthly Payment Date and allocable to principal) to reduce the Outstanding Amount of the Class [_____] Notes to zero; (i) on the Class [_____] Stated Maturity Date, the principal required to be deposited in the Note Distribution Account shall include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Monthly Payment Date and allocable to principal and all amounts available in the Class [_____] Principal Account) to reduce the Outstanding Amount of the Class [_____] Notes to zero; and (j) on the Class [ ] Stated Maturity Date, the principal required to be deposited in the Note Distribution Account shall include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Monthly Payment Date and allocable to principal) to reduce the Outstanding Amount of the Class [_____] Notes to zero.

     "Noteholders' Regular Principal Distributable Amount" means, with respect to each Monthly Payment Date, the lesser of (i) the Regular Principal Distribution Amount and (ii) the amount, if any, necessary to reduce the aggregate principal amount of the Notes so that the Overcollateralization Amount shall equal the Targeted Overcollateralization Amount after application of principal payments for such Monthly Payment Date.

     "Notes" means the Class A Notes.

     "Obligor" on a Receivable means the purchaser or co-purchasers of the Financed Vehicle and any other Person who owes payments under the Receivable.

     "Officer's Certificate" means a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01 of the Indenture, and delivered to the Indenture Trustee and, with respect to any other Basic Document, means a certificate signed by (i) any vice president and (ii) the president, treasurer, assistant treasurer, secretary or assistant secretary of the Servicer (or any other party specified in any such Basic Document as delivering an Officer's Certificate). Unless otherwise specified, any reference in the Indenture to an Officer's Certificate shall be to an Officer's Certificate signed by any Authorized Officer of the Issuer.

     "Opinion of Counsel" means one or more written opinions of counsel who may, except as otherwise expressly provided in the Indenture, be an employee of or counsel to the Issuer, the Servicer or the Depositor and who shall be satisfactory to the Indenture Trustee, and which opinion or opinions shall be addressed to the Indenture Trustee as Indenture Trustee, shall comply with any applicable requirements of Section 11.01 of the Indenture and shall be in form satisfactory to the Indenture Trustee.

     "Outstanding" means, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

          (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

          (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee); and

          (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

     provided, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Depositor or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Depositor or any Affiliate of any of the foregoing Persons.

     "Outstanding Amount" means the aggregate principal amount of all Notes, or Class of Notes, as applicable, Outstanding at the date of determination.

     "Outstanding Advances" on the Receivables means the sum, as of the close of business on the last day of a Collection Period, of all Advances as reduced as provided in Section 5.04 of the Transfer and Servicing Agreement.

     "Overcollateralization Amount" means the amount which shall equal zero as of the Closing Date and for any Monthly Payment Date shall equal the amount, if any, by which the Pool Balance as of the end of the related Collection Period exceeds the sum of the (i) aggregate principal amount of the Notes, (ii) the aggregate amount on deposit in the Class [___] Principal Account and (iii) the Certificate Balance, after giving effect to all distributions made in respect of principal on such Monthly Payment Date.

     "Owner Trust Estate" means all right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to Article II of the Transfer and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Transfer and Servicing Agreement.

     "Owner Trustee" means [__________], a Delaware banking corporation, not in its individual capacity but solely as owner trustee under the Trust Agreement, and any successor Owner Trustee thereunder.

     "Pass-Through Rate" means [_____]%.

     "Paying Agent" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 of the Indenture and is authorized by the Issuer to make payments to and distributions from the Collection Account, the Note Distribution Account, the Class [___] Interest Account and the Class [___] Principal Account, including payments of principal of or interest on the Notes on behalf of the Issuer.

     "Percentage Interest" means, as to any Certificate, the percentage interest, specified on the face thereof, in the distributions on the Certificates pursuant to the Trust Agreement.

     "Person" means any individual, corporation, limited liability company, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Physical Property" has the meaning assigned to such term in the definition of "Delivery" above.

     "Pool Balance" means, as of the close of business on the last day of a Collection Period, the aggregate Principal Balance of the Receivables as of such day (excluding Purchased Receivables and Defaulted Receivables).

     "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.05 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

     "Principal Balance" means, as of the close of business on the last day of a Collection Period, the Amount Financed minus the sum of (i) the portion of all payments made by or on behalf of the related Obligor on or prior to such date and allocable to principal using the Simple Interest Method and (ii) any payment of the Purchase Amount for such Receivable allocable to principal.

     "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

     "Purchase Amount" means the amount, as of the close of business on the last day of a Collection Period, required to prepay in full a Receivable under the terms thereof including interest to the end of such Collection Period.

     "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by the Servicer pursuant to
Section 4.07 of the Transfer and Servicing Agreement, by DFS pursuant to Section
3.01 of the DFS/Ganis Transfer Agreement, by the Transferor pursuant to Section
3.01 of the Ganis/Depositor Transfer Agreement, or by the Depositor pursuant to
Section 3.01 of the Transfer and Servicing Agreement.

     ["Quarterly Payment Date" means each Monthly Payment Date occurring in November, February, May and August, commencing [_________], 199_].

     "Rating Agency" means Moody's and Standard & Poor's or, if no such organization or successor is any longer in existence, a nationally recognized statistical rating organization or other comparable Person designated by the Depositor, notice of which designation shall be given to the Indenture Trustee, the Owner Trustee and the Servicer.

     "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 Business Days (or such shorter period as is acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Depositor, the Servicer and the Issuer in writing that such action shall not result in a reduction or withdrawal of the then current rating of the Notes and the Certificates.

     "Realized Losses" means, with respect to any Receivable that becomes a Defaulted Receivable during any Collection Period, the excess of the Principal Balance of such Defaulted Receivable over all Liquidation Proceeds or other amounts [received by the Servicer with respect to such Receivable] to the extent allocable to principal during such Collection Period.

     "Receivable" means any Contract listed on Schedule A to the Transfer and Servicing Agreement (which Schedule may be in the form of microfiche).

     "Receivable Files" means the documents specified in Section 3.04 of the Transfer and Servicing Agreement.

     "Record Date" means, with respect to any Monthly Payment Date or Redemption Date, the close of business on the day immediately preceding such Monthly Payment Date or, if Definitive Certificates are issued pursuant to Section 3.13 of the Trust Agreement, the last day of the month preceding such Monthly Payment Date and if Definitive Notes have been issued pursuant to Section 2.12 of the Indenture, the last day of the month preceding such Monthly Payment Date.

     "Recoveries" means, with respect to any Receivable that becomes a Defaulted Receivable, monies collected in respect thereof, from whatever source, during any Collection Period following the Collection Period in which such Receivable became a Defaulted Receivable, net of the sum of (i) any amounts expended by the Servicer for the account of the Obligor and (ii) any amounts required by law to be remitted to the Obligor.

     "Redemption Date" means, in the case of a redemption of the Notes pursuant to Section 10.01(a) of the Indenture or a payment to Noteholders pursuant to
Section 10.01(b) of the Indenture, a Monthly Payment Date specified by the Servicer or the Issuer pursuant to Section 10.01(a) or (b), as applicable.

     "Redemption Price" means (a) in the case of a redemption of the Notes pursuant to Section 10.01(a) of the Indenture, an amount equal to the unpaid principal amount of the Notes redeemed plus accrued and unpaid interest thereon at the respective Interest Rates for each Class of Notes being so redeemed through the end of the Interest Accrual Period relating to the applicable Monthly Payment Date, or (b) in the case of a payment made to Noteholders pursuant to Section 10.01(b) of the Indenture, the amount on deposit in the Note Distribution Account, but not in excess of the amount specified in clause (a) above.

     "Registered Holder" means the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

     "Registrar of Titles" means, with respect to any state, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

     "Regular Principal Distribution Amount" means, with respect to any Monthly Payment Date, the sum of the following amounts, without duplication, with respect to the Receivables in respect of the Collection Period preceding such Monthly Payment Date: (i) that portion of all collections on Receivables allocable to principal, (ii) all Liquidation Proceeds or other collections attributable to the principal amount of Receivables that became Defaulted

Receivables during such Collection Period, plus the amount of Realized Losses with respect to the Defaulted Receivables, (iii) to the extent attributable to principal, the Purchase Amount of each Receivables that became a Purchased Receivable during such Collection Period and (iv) partial payments relating to refunds of extended warranty protection plan costs or of physical damage, credit life or disability insurance policy premiums, but only if such costs or premiums were financed by the respective Obligors thereon as of the date of the original contract and only to the extent not included under clause (i) above.

     "Reserve Account" means the account designated as such, established and maintained pursuant to Section 5.01(a)(iii) of the Transfer and Servicing Agreement.

     "Reserve Account Initial Deposit" means an amount equal to $[        ].

     "Responsible Officer" means, with respect to the Indenture Trustee, any Trust Officer thereof.

     "Schedule of Receivables" means the list of the Receivables set forth in Schedule A to the Transfer and Servicing Agreement (which Schedule may be in the form of microfiche).

     "Secretary of State" means the Secretary of State of the State of Delaware.

     "Securities" means the Notes and the Certificates.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Servicer" means DFS, as the servicer of the Receivables, and each successor to DFS (in the same capacity).

     "Servicer Default" has the meaning specified in Section 8.01 of the Transfer and Servicing Agreement.

     "Servicer's Certificate" means a certificate of the Servicer delivered pursuant to Section 4.09 of the Transfer and Servicing Agreement, substantially in the form of Exhibit B thereto.

     "Servicing Fee" means the fee payable to the Servicer for services rendered during each Collection Period, determined pursuant to Section 4.08 of the Transfer and Servicing Agreement.

     "Servicing Fee Rate" means [            ] basis points (___) per annum.

     "Simple Interest Method" means the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made and the remainder of such payment is allocable to principal.

     "Specified Agreement" has the meaning set forth in Section 2.13(a) of the Trust Agreement.

     "Specified Reserve Account Balance" means, with respect to any Monthly
Payment Date, the lesser of (i) [    ]% of the Initial Pool Balance and (ii) the
outstanding principal balance of the Securities.

     "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor.

     "State" means any one of the 50 States of the United States of America or the District of Columbia.

     "Stated Maturity Date" means, with respect to any class of Notes, the Monthly Payment Date set forth below opposite such class of Notes on which, to the extent not previously paid, the outstanding principal amount of such Class of Notes shall be payable.

     CLASS OF NOTES                    STATED MATURITY DATE
     Class [     ]                     [         ]
     Class [     ]                     [         ]
     Class [     ]                     [         ]
     Class [     ]                     [         ]
     Class [     ]                     [         ]
     Class [     ]                     [         ]
     Class [     ]                     [         ]
     Class [     ]                     [         ]
     Class [     ]                     [         ]
     Class [     ]                     [         ]

     "Successor Servicer" has the meaning specified in Section 3.07(e) of the Indenture.

     "Targeted Overcollateralization Amount" means, for any Monthly Payment
Date, shall be an Overcollateralization Amount equal to [    ]% of the Pool
Balance as of the end of the related Collection Period after giving effect to all distributions in respect of principal to be made on such Monthly Payment Date.

     "Total Distribution Amount" means, with respect to any Monthly Payment Date, the sum of the following amounts, without duplication, with respect to the Receivables in respect of the Collection Period preceding such Monthly Payment
Date: (1) all collections on Receivables allocable to interest and principal,
(2) all Liquidation Proceeds or other collections attributable to accrued interest on or the principal amount of Receivables that became Defaulted Receivables during such Collection Period, plus the amount of Realized Losses with respect to the Defaulted Receivables, (3) all Advances made by the Servicer, (4) the Purchase Amount of each

Receivable that became a Purchased Receivable during such Collection Period, (5) all Recoveries and (6) partial payments relating to refunds of extended warranty protection plan costs or of physical damage, credit life or disability insurance policy premiums, but only if such costs or premiums were financed by the respective Obligors thereon as of the date of the original contract and only to the extent not included under clause (1) above; provided, however, that in calculating the Total Distribution Amount the following shall be excluded: (i) all payments and proceeds (including Liquidation Proceeds) of any Purchased Receivables, the Purchase Amount of which has been included in the Total Distribution Amount in a prior Collection Period; (ii) amounts received in respect of interest on the Receivables (which amounts shall be determined based on the Simple Interest Method) during such preceding Collection Period in excess of the amount of interest that would be due on the aggregate Principal Balance of the Receivables during such Collection Period at their respective APRs if a payment were received on each Receivable during such Collection Period on the date payment is due under the terms of such Receivable; and (iii) Liquidation Proceeds with respect to a Receivable attributable to accrued and unpaid interest thereon (but not including interest for the then current Collection Period) but only to the extent of any unreimbursed Advances.

     "Transfer and Servicing Agreement" means the Transfer and Servicing Agreement dated as of the Closing Date among the Issuer, the Depositor, and DFS, as Servicer, as the same may be amended, amended and restated or otherwise modified from time to time.

     "Transferor" means Ganis Credit Corporation, a Delaware corporation, or its successor in interest.

     "Transferor Conveyed Property" has the meaning specified in Section 3.01 of the Ganis/Depositor Transfer Agreement.

     "Transferor Receivables" has the meaning specified in Section 2.01 of the Ganis/Depositor Transfer Agreement.

     "Treasury Regulations" means regulations, including proposed or temporary Regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

     "Trust" means the Issuer.

     "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

     "Trust Accounts" has the meaning specified in Section 5.01 in the Transfer and Servicing Agreement.

     "Trust Agreement" means the Trust Agreement dated as of the Closing Date between the Depositor and the Owner Trustee, as the same may be amended, amended and restated or otherwise modified from time to time.

     "Trust Certificate" means a [__]% Asset Backed Certificate issued pursuant to the Trust Agreement.

     "Trust Estate" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Noteholders (including, without limitation, all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

     "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force on the Closing Date, unless otherwise specifically provided.

     "Trust Officer" means (i) in the case of the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Senior Trust Officer, Trust Officer, Secretary, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, and (ii) in the case of the Owner Trustee, any officer in the Corporate Trust Administration Department of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the other Basic Documents on behalf of the Owner Trustee.

     "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

                                  SCHEDULE A

                            Schedule of Receivables

                   Delivered to the Owner Trustee at Closing

                                  SCHEDULE B

                         Location of Receivable Files

                                  EXHIBIT A-1

                 Form of Distribution Statement to Noteholders

            DISTRIBUTION FINANCIAL SERVICES [RV/BOAT] TRUST 199_-_
                 MONTHLY PAYMENT DATE STATEMENT TO NOTEHOLDERS


Pool Balance

Distribution Allocable to Principal on Notes
  Class [     ] Notes:   ($ per $1,000 original principal amount)
  Class [     ] Notes:   ($ per $1,000 original principal amount)
  Class [     ] Notes:   ($ per $1,000 original principal amount)
  Class [     ] Notes:   ($ per $1,000 original principal amount)
  Class [     ] Notes:   ($ per $1,000 original principal amount)
  Class [     ] Notes:   ($ per $1,000 original principal amount)
  Class [     ] Notes:   ($ per $1,000 original principal amount)
  Class [     ] Notes:   ($ per $1,000 original principal amount)
  Class [     ] Notes:   ($ per $1,000 original principal amount)
  Class [     ] Notes:   ($ per $1,000 original principal amount)

Distribution Allocable to Interest on Notes
  Class [     ] Notes:   ($ per $1,000 original principal amount)
  Class [     ] Notes:   ($ per $1,000 original principal amount)
  Class [     ] Notes:   ($ per $1,000 original principal amount)
  Class [     ] Notes:   ($ per $1,000 original principal amount)
  Class [     ] Notes:   ($ per $1,000 original principal amount)
  Class [     ] Notes:   ($ per $1,000 original principal amount)
  Class [     ] Notes:   ($ per $1,000 original principal amount)
  Class [     ] Notes:   ($ per $1,000 original principal amount)
  Class [     ] Notes:   ($ per $1,000 original principal amount)
  Class [     ] Notes:   ($ per $1,000 original principal amount)

Note Balance After Giving Effect to Principal Distributions on Notes
  Class [     ] Notes
  Class [     ] Notes
  Class [     ] Notes
  Class [     ] Notes
  Class [     ] Notes
  Class [     ] Notes
  Class [     ] Notes
  Class [     ] Notes
  Class [     ] Notes

                                     A-1-1

  Class [     ] Notes

Note Pool Factor
  Class [     ] Notes
  Class [     ] Notes
  Class [     ] Notes
  Class [     ] Notes
  Class [     ] Notes
  Class [     ] Notes
  Class [     ] Notes
  Class [     ] Notes
  Class [     ] Notes
  Class [     ] Notes

Certificate Balance After Giving Effect to Principal Distributions on
Certificates

Certificate Pool Factor

Servicing Fee

Servicing Fee Per $1,000 Note

Realized Losses

Reserve Account Balance

                                     A-1-2

                                  EXHIBIT A-2

             Form of Distribution Statement to Certificateholders
             ----------------------------------------------------

            DISTRIBUTION FINANCIAL SERVICES [RV/BOAT] TRUST 199_-_
             MONTHLY PAYMENT DATE STATEMENT TO CERTIFICATEHOLDERS


Pool Balance

Distribution Allocable to Principal on Certificates

Principal Per $1000 Certificate

Distribution Allocable to Interest on Certificates

Interest Per $1,000 Certificate

Note Balance After Giving Effect to Principal Distributions on Notes
  Class [     ] Notes
  Class [     ] Notes
  Class [     ] Notes
  Class [     ] Notes
  Class [     ] Notes
  Class [     ] Notes
  Class [     ] Notes
  Class [     ] Notes
  Class [     ] Notes
  Class [     ] Notes

Note Pool Factor
  Class [     ] Notes
  Class [     ] Notes
  Class [     ] Notes
  Class [     ] Notes
  Class [     ] Notes
  Class [     ] Notes
  Class [     ] Notes
  Class [     ] Notes
  Class [     ] Notes
  Class [     ] Notes

                                     A-2-1

Certificate Balance After Giving Effect to Principal Distributions on
Certificates

Certificate Pool Factor

Servicing Fee

Servicing Fee Per $1,000 Certificate

Realized Losses

Reserve Account Balance

                                     A-2-2

                                   EXHIBIT B

                        Form of Servicer's Certificate

                        ------------------------------

                        SERVICER'S MONTHLY CERTIFICATE

            DISTRIBUTION FINANCIAL SERVICES [RV/BOAT] TRUST 199_-_


Accounting Date:
Determination Date:
Monthly Payment Date:
Collection Period Ending:

I.   Collection Account Summary

Total Available Funds:
  Principal and Interest Payments Received (including Prepayments):
  Net Liquidation Proceeds (including Rebates/Insurance Amounts):
  Current Monthly Interest Advance:
  Amount of Withdrawal, if any, from Reserve Account:
  Purchase Amounts for Purchased Receivables:

Total Distribution Amount Sent to Trustee:

II.  Excess or Shortfalls

  Amount of Interest Payments Due During the Collection Period for
  Receivables:
  Amount of Interest Payments Received During the Collection Period for
  Receivables:
  Amount of Current Month Excess/Shortfall:

III. Calculation of Reserve Account Deposit/Withdrawals

  Specified Reserve Account Balance (lesser of [   ]% of the Initial Pool
  Balance and the outstanding Principal Balance of the Notes and Certificates):

  Deposits to Reserve Account (only if Reserve Account less than the specified Reserve Account Balance):
  Withdrawals from Reserve Account (to the extent there are shortfalls on payments of Interest or Principal):
  Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date):

IV.  Collections on Receivables

     (a)  Interest and Principal Payments Received:
          Interest Payments Received:
          Scheduled Principal Payments Received:
          Principal Prepayments Received:
          Total Interest and Principal Payments Received:

     (b)  Liquidation Proceeds:
          Gross Proceeds of Defaulted Receivables (including Rebates/Insurance):
               minus: Reasonable Expenses:
          Net Liquidation Proceeds:

          Allocation of Liquidation Proceeds:
            Amount Allocable to Interest Payments:
            Amount Allocable to Principal Payments:

     (c) Purchase Amount--Receivables purchased from Trust:/1/

            Amount Allocable to Interest:
            Amount Allocable to Principal:

              Total Collected Funds:

V.   Calculation of Servicing and Trustee Fees:
     Pool Balance of Receivables as of First Day of Collection Period:
       multiplied by Servicer Fee Rate:
       divided by Months per Year:
     Servicing Fee Amount:

     Pool Balance of Receivables as of First Day of Collection Period:
       multiplied by Trustee Fee Rate:
       divided by Months per Year:
     Trustee Fee Amount:

--------------

/1/Identify pursuant to Section 4.09 of the Transfer and Servicing Agreement.

VI.  Pool Balance and Portfolio Performance

     (a)  Pool Balance:
            Initial Pool Balance:
            Pool Balance as of Preceding Accounting Date:
            Pool Balance as of Current Accounting Date
            Age of Pool in Months:

     (b) Default and Delinquency Performance (Includes Repossessions and Bankruptcies):

--------------------------------------------------------------------------------
     Current Month            Number of Loans    Principal Balance    Percentage
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
30 - 59 Days Delinquent
--------------------------------------------------------------------------------
60 - 89 Days Delinquent
--------------------------------------------------------------------------------
90+ Days Delinquent
--------------------------------------------------------------------------------
Defaults
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cumulative Defaults
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Liquidated Receivables
  Description of Vehicle
  Account Number
  Original Principal Balance of the Liquidated Receivables
  Outstanding Principal Balance of the Liquidated Receivables
  Gross Recovery
  Net of Expenses
  Realized Loss
  Chargeoff Date
  Repossession Date
  Liquidation Date

Current Period Defaulted Receivables:
  Description of Vehicle
  Account Number
  Original Principal Balance of the Defaulted Receivables
  Outstanding Principal Balance of the Defaulted Receivables
  Recovery Net of Expenses
  Realized Loss
  Chargeoff Date

Schedule of Repossession Inventory
  Description of Vehicle

  Account Number
  Original Principal Balance of the Defaulted Receivables
  Outstanding Principal Balance of the Defaulted Loan
  Recovery Net of Expenses
  Realized Loss
  Chargeoff Date
  Repossession Date

Current Period Realized Losses
  Current Month's Realized Losses as Percentage of Initial Pool Balance (Annualized):
  Preceding Realized Month's Losses as Percentage of Initial Pool Balance (Annualized):
  Second Preceding Month's Realized Losses as Percentage of Initial Pool Balance (Annualized):

VII. Distributions of the Total Distributable Amount
     Total Pool Factor:
     Note Pool Factor:
     Certificate Pool Factor:
     Class [    ] Interest and Principal Account:

A.   Monthly Servicing Fee and any unpaid servicing fees from prior
     Monthly Payment Dates:
     Servicer Reimbursements for Mistaken Deposits or Postings of Checks Returned for Insufficient Funds (not Otherwise Reimbursed to Servicer):

B.   Noteholders' Interest Distributable Amount:
       Class [     ]
       Class [     ]
       Class [     ]
       Class [     ]
       Class [     ]
       Class [     ]
       Class [     ]
       Class [     ]
       Class [     ]
       Class [     ]

     Noteholders' Principal Distributable Amount:
       Class [     ]
       Class [     ]
       Class [     ]
       Class [     ]
       Class [     ]
       Class [     ]
       Class [     ]

       Class [     ]
       Class [     ]
       Class [     ]

C.   Certificateholders' Interest Distributable Amount:
     Certificateholders' Principal Distributable Amount:

                                   EXHIBIT C

                        FINAL CERTIFICATION OF CUSTODIAN

          (date)

(to be addressed to the
Indenture Trustee)

     Re: Transfer and Servicing Agreement dated as of ___________, 199_ among Distribution Financial Services [RV/Boat] Trust 199_-_, Deutsche Recreational Asset Funding Corporation, Ganis Credit Corporation, and Deutsche Financial Services Corporation, individually and as Servicer (the "Agreement")

Gentlemen:

     In accordance with the provisions of Section 3.02 of the above-referenced Agreement, the undersigned, as custodian, hereby certifies that as to each Receivable listed in the Schedule of Receivables, it has reviewed the related Receivable File and has determined that (i) all documents required to be delivered to it pursuant to the Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Receivable (for each of the Receivables listed on the attachment hereto a certified confirmation of the lien is included in the Receivables File in lieu of a fully executed original Lien Certificate or application therefor), and
(iii) based on its examination and only as to the foregoing documents, the information set forth in the Schedule of Receivables respecting such Receivable is correct. Capitalized terms used but not defined herein shall have the meanings provided by the Agreement.

                              DEUTSCHE FINANCIAL SERVICES
                              CORPORATION

                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------

                                   EXHIBIT D


                          DFS/GANIS TRANSFER AGREEMENT


                                    between


                    DEUTSCHE FINANCIAL SERVICES CORPORATION


                                      and


                            GANIS CREDIT CORPORATION



                         Dated as of ____________, 199_

                               TABLE OF CONTENTS

                                   ARTICLE I

                                  Definitions
     SECTION 1.01. Definitions................................................ 1
     SECTION 1.02. Other Definitional Provisions.............................. 1

                                  ARTICLE II

                     [Contribution] [Sale] of Receivables

     SECTION 2.01. [Contribution] [Sale]...................................... 2
     SECTION 2.02. Intent of the Parties...................................... 3

                                  ARTICLE III

                                The Receivables

     SECTION 3.01. Representations and Warranties as to Receivables........... 3

                                  ARTICLE IV

                                      DFS

     SECTION 4.02. Corporate Existence........................................11
     SECTION 4.03. Liability of DFS...........................................11
     SECTION 4.04. Indemnification............................................11
     SECTION 4.05. Merger or Consolidation of, or Assumption of the
                   Obligations of, DFS........................................12
     SECTION 4.06. Limitation on Liability of DFS and Others..................12
     SECTION 4.07. DFS May Own Notes and Certificates.........................12

                                   ARTICLE V

                                 Miscellaneous

     SECTION 5.01. Amendment..................................................13
     SECTION 5.02. Protection of Title; Change of Name, Identity, Corporate
                   Structure or Location, Etc.................................13
     SECTION 5.03. Notices....................................................14
     SECTION 5.04. Assignment.................................................14

                                      D-i


     SECTION 5.05.  Limitations on Rights of Others...........................14
     SECTION 5.06.  Severability..............................................15
     SECTION 5.07.  Separate Counterparts.....................................15
     SECTION 5.08.  Headings..................................................15
     SECTION 5.09.  Governing Law; Submission to Jurisdiction.................15
     SECTION 5.10.  Nonpetition Covenants.....................................15
     SECTION 5.11.  Waiver....................................................16
     SECTION 5.12.  Separate Corporate Existence..............................16

||

     DFS/GANIS TRANSFER AGREEMENT dated as of _____________, 199_ (this "Agreement") between DEUTSCHE FINANCIAL SERVICES CORPORATION, a Nevada corporation ("DFS") and GANIS CREDIT CORPORATION, a Delaware corporation ("Ganis").

     WHEREAS, Ganis desires to acquire receivables from DFS arising in connection with recreational vehicle retail installment sale contracts and loan contracts; and

     WHEREAS, DFS is willing to [contribute] such receivables to Ganis.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

     SECTION 1.01. Definitions. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used herein have the respective meanings assigned thereto in Appendix A to the Transfer and Servicing Agreement for all purposes of this Agreement. "Transfer and Servicing Agreement" means the Transfer and Servicing Agreement, dated the same date as this Agreement, among Distribution Financial Services [RV/Boat] Trust 199_-_, Deutsche Recreational Asset Funding Corporation and DFS, as the same may be amended, amended and restated or otherwise modified from time to time.

     SECTION 1.02. Other Definitional Provisions.

     (a) All terms defined in Appendix A to the Transfer and Servicing Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

     (c) The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this

Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

     (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, amended and restated or otherwise modified and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

     (f) Each reference to the "close of business" on a particular day shall mean 5:00 p.m. Pacific Time on such day.

                                  ARTICLE II

                     [Contribution] [Sale] of Receivables
                     ------------------------------------

     SECTION 2.01. [Contribution] [Sale]. DFS does hereby transfer, assign, set over and otherwise convey to Ganis, as a [capital contribution] [sale], without recourse (subject to the obligations of DFS set forth herein), all right, title and interest of DFS in, to and under (but none of the obligations of DFS under):

     (a) all of the Receivables originated by DFS or acquired by DFS from Dealers (all of such Receivables being referred to collectively as the "DFS Receivables" and individually as a "DFS Receivable") and all moneys received thereon on and after the Cutoff Date;

     (b) the security interests in the Financed Vehicles created pursuant to the DFS Receivables and any other interest of DFS in the Financed Vehicles;

     (c) any proceeds with respect to the DFS Receivables under any Insurance Policies;

     (d) any proceeds from recourse to Dealers with respect to DFS Receivables;

     (e) any Financed Vehicle, relating to a DFS Receivable, acquired in repossession;

     (f) the contents of the Receivable Files with respect to DFS Receivables and all rights, benefits and proceeds arising therefrom or in connection therewith;

     (g) all funds on deposit from time to time in the Trust Accounts, and all investments and proceeds thereof (including all income thereon); and

     (h) the proceeds of any and all of the foregoing.

     The Receivables and other items covered by clauses (a)-(h) of this Section
2.01 shall be referred to collectively as the "DFS Conveyed Property".

     SECTION 2.02. Intent of the Parties. (a) DFS and Ganis intend that the conveyance by DFS to Ganis of the right, title and interest of DFS in, to and under the Receivables and the other DFS Conveyed Property pursuant to this Agreement shall constitute a [capital contribution] [sale] and not a loan. However, in the event that, notwithstanding the intent of the parties, such conveyance is deemed to be a transfer for security and not a [capital contribution] [sale], then (i) DFS shall be deemed to have granted, and in such event does hereby grant, to Ganis a first priority security interest in all of its right, title and interest in, to and under DFS Conveyed Property, and (ii) this Agreement shall constitute a security agreement under applicable law with respect to such conveyance.

     (b) No party hereto shall take any action that is inconsistent with the ownership of the DFS Conveyed Property by Ganis, it being understood that this sentence shall not prevent the transfer of the DFS Conveyed Property by Ganis to the Depositor in accordance with the Ganis/Depositor Transfer Agreement and the transfer of the DFS Conveyed Property by the Depositor to the Issuer in accordance with the Transfer and Servicing Agreement. Each party hereto shall inform any Person inquiring about the Receivables that the DFS Conveyed Property has been transferred by DFS to Ganis, by Ganis to the Depositor and by Ganis to the Issuer. Without limiting the generality of the foregoing, for accounting, tax and other purposes each party hereto shall treat the transfer of DFS Conveyed Property by DFS to Ganis as a [capital contribution] [sale] by DFS to Ganis. Notwithstanding any other provision of this Agreement, no party hereto shall have any recourse to DFS, Ganis or the Servicer on account of the financial inability of any Obligor to make payments in respect of a Receivable.

                                  ARTICLE III

                                The Receivables
                                ---------------

     SECTION 3.01. Representations and Warranties as to Receivables.

     DFS makes the following representations and warranties as to the Receivables, on which representations and warranties each of Ganis, the Depositor and the Issuer is deemed to have relied in acquiring the Receivables. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date but shall survive the transfer and assignment of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (i) Characteristics of Receivables. All of the Receivables (other than the Transferor Receivables) were originated by DFS or acquired by DFS from Dealers. Each DFS Receivable (A) was fully and properly executed by the parties thereto, (B) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security, (C) is fully amortizing and provides for level periodic payments which, if made when due, shall fully amortize the Amount Financed over the original term and (D) provides for, in the event that such DFS Receivable is prepaid in full, payment of an amount that fully pays the Principal Balance and includes accrued but unpaid interest at least through the date of prepayment calculated at a rate at least equal to its Annual Percentage Rate. Each DFS Receivable provides that payments thereon are to be applied in accordance with the Simple Interest Method. If such DFS Receivable was originated by a Dealer, such Receivable, to the knowledge of DFS, (A) was originated by the Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, (B) was purchased by DFS from such Dealer for new value under a Dealer Agreement and (C) was validly assigned by the Dealer to DFS. To the knowledge of DFS, such Dealer had all necessary licenses and permits to originate DFS Receivables in the state where such Dealer was located. If such DFS Receivable was originated by DFS, such DFS Receivable was originated for value by DFS in the ordinary course of its business to finance the purchase of, or refinance, the related Financed Vehicle by the related Obligor. DFS had all necessary licenses and permits to originate or purchase such DFS Receivable.

          (ii) No Fraud or Misrepresentation. To the knowledge of DFS, each DFS Receivable originated by a Dealer was originated by the Dealer and sold by the Dealer to DFS without any fraud or misrepresentation on the part of such Dealer.

          (iii) Compliance with Law. To the knowledge of DFS, all requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, usury laws, the Federal Truth-in- Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief Act of 1940, state motor vehicle retail installment sales acts and lending acts and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws) in respect of all of the DFS Receivables and each and every sale of Financed Vehicles relating thereto, have been complied with in all material respects, and each DFS Receivable and the sale of the Financed Vehicle evidenced by each DFS Receivable complied at the time it was originated or made and now complies in all material respects with all applicable legal requirements.

          (iv) Origination. Each DFS Receivable was originated in the United States.

          (v) Binding Obligation. Each DFS Receivable represents the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law; and all parties to each DFS Receivable had full legal capacity to execute and deliver such DFS Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

          (vi) No Government Obligor. No Obligor of a DFS Receivable is the United States of America or any State or any agency, department, subdivision or instrumentality thereof.

          (vii) Obligor Bankruptcy. At the Cutoff Date, no Obligor had been identified on the records of DFS as being the subject of a current bankruptcy proceeding.

          (viii) Schedule of Receivables. The information with respect to DFS Receivables set forth in the Schedule of Receivables is true and correct in all material respects as of the close of business on the Cutoff Date.

          (ix) Marking Records. By the Closing Date, DFS shall have caused the portions of its electronic ledger relating to the DFS Receivables to be clearly and unambiguously marked to show that the DFS Receivables have been transferred absolutely from DFS to Ganis, from Ganis to the Depositor and from the Depositor to the Trust.

          (x) Computer Tape. The Computer Tape was complete and accurate as of the Cutoff Date and includes a description of the same DFS Receivables that are described in the Schedule of Receivables.

          (xi) Chattel Paper. The DFS Receivables constitute chattel paper within the meaning of the UCC as in effect in the states in which the Obligors reside.

          (xii) One Original. There is only one original executed copy of each DFS Receivable.

          (xiii) Receivable Files Complete. There exists a Receivable File pertaining to each DFS Receivable and, to the knowledge of DFS , such Receivable File contains (a) a fully executed original of the DFS Receivable, with a fully executed assignment thereof in blank or from the related Dealer to DFS, as the case may be, if such DFS Receivable was acquired by DFS from a Dealer, (b) a certificate of physical damage insurance, application form for such insurance signed by the Obligor or a signed representation letter from the Obligor named in the DFS Receivable pursuant to which the Obligor has agreed to obtain physical damage insurance for the Financed Vehicle, or copies thereof, (c) the Lien Certificate or a copy of the application therefor or a certification from the Servicer that it has received confirmation from an authorized official of the appropriate governmental office of the existence of the first lien of DFS with respect to the related Financed Vehicle and (d) a credit application signed by the Obligor, or a copy thereof. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. Each of the foregoing documents has been correctly prepared. The complete file for each DFS Receivable currently is in the possession of the Servicer.

          (xiv) Receivables in Force. No DFS Receivable has been satisfied, subordinated or rescinded, and the Financed Vehicle securing each such DFS Receivable has not been released from the lien of the related DFS Receivable in whole or in part. No provisions of any DFS Receivable have been waived, altered or modified (except that DFS as servicer may have, for administrative purposes, modified the due date of a DFS Receivable to a different date in the month, which modification is reflected in its servicing records) in any respect since its origination, except by instruments or documents identified in the Receivable File. No DFS Receivable has been modified as a result of application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          (xv) Lawful Assignment. No DFS Receivable was originated in, or is subject to the laws of, any jurisdiction the laws of which (a) would make unlawful, void or voidable the transfer and assignment of such DFS Receivable under this Agreement or the pledge of such DFS Receivable under the Indenture or (b) would impair the validity or enforceability of any DFS Receivable because of any such transfer, assignment or pledge.

          (xvi) Good Title. No DFS Receivable has been sold, transferred, assigned or pledged by DFS except pursuant to this Agreement; immediately prior to the conveyance of the DFS Receivables by DFS to Ganis pursuant to this Agreement, DFS had good and indefeasible title to the DFS Receivables, free and clear of any Lien. No Dealer has a participation in, or other right to receive, payments or proceeds in respect of any DFS Receivable. DFS has not taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policies or the related Dealer Agreements or to payments due under such DFS Receivables.

          (xvii) Security Interest in Financed Vehicle. Each DFS Receivable has created a valid, binding and enforceable first priority security interest in favor of DFS in the related Financed Vehicle, which is in full force and effect. Each Lien Certificate contained in the Receivables Files shows DFS named as the original secured party under each DFS Receivable and as the holder of a first priority security interest in such Financed Vehicle. With respect to each DFS Receivable for which the Lien Certificate is not contained in the related Receivable File, the Servicer has either received written evidence that such Lien Certificate showing DFS as first lienholder has been applied for or has certified in writing in the related Receivable File that it has received confirmation from the appropriate governmental office of the existence of the first lien of DFS with respect to the related Financed Vehicle. The security interest of DFS in each such Financed Vehicle has been validly assigned by DFS to Ganis pursuant to this Agreement. Each DFS Receivable is secured by an enforceable and perfected first priority security interest in the Financed Vehicle in the name of DFS as secured party, which security interest is prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created.

          (xviii) All Filings Made; Valid Security Interest. All filings (including, without limitation, UCC filings) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give Ganis a first priority perfected ownership interest in the DFS Receivables and the proceeds thereof have been made, taken or performed, subject to the transfer thereof by Ganis to the Depositor. At the Closing Date Ganis shall have a valid, subsisting and enforceable first priority ownership interest in each Receivable and the proceeds thereof, subject to the transfer thereof by Ganis to the Depositor.

          (xix) No Impairment. DFS has not done and shall not do anything to convey any right to any Person that would result in such Person having a right to payments due under a Receivable or otherwise to impair the rights of the Trust in any Receivable or the proceeds thereof.

          (xx) No Release. No DFS Receivable is assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to DFS with respect to such DFS Receivable.

          (xxi) No Defenses. No DFS Receivable is subject to any right of rescission, setoff, counterclaim or defense and, to the knowledge of DFS, no such right has been asserted or threatened with respect to any DFS Receivable. The operation of the terms of any DFS Receivable or the exercise of any right thereunder shall not render the DFS Receivable unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, and to the knowledge of DFS, no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

          (xxii) No Default. To the knowledge of DFS, there has been no default, breach, violation or event permitting acceleration under the terms of any DFS Receivable (other than payment delinquencies of not more than 59 days), and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any DFS Receivable, and there has been no waiver of any of the foregoing. As of the Cutoff Date, no Financed Vehicle relating to any DFS Receivable had been repossessed.

          (xxiii) Insurance. Each DFS Receivable requires the Obligor to maintain physical loss and damage insurance, naming DFS and its successors and assigns as additional insured parties, and each DFS Receivable permits the holder thereof to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to do so. No Financed Vehicle relating to any DFS Receivable was insured under a policy of force-placed insurance on the Cutoff Date.

          (xxiv) Past Due. At the Cutoff Date, no DFS Receivable was more than 59 days past due.

          (xxv) No Liens. There are no Liens or claims which have been filed, and, to the knowledge of DFS, none pending or threatened to be filed, for work, labor, materials or unpaid state or federal taxes affecting the Financed Vehicle securing any DFS Receivable which are or may become liens prior or equal to the lien of the DFS Receivable.

          (xxvi) Remaining Principal Balance. At the Cutoff Date, the Principal Balance of each DFS Receivable set forth in the Schedule of Receivables is true and accurate in all material respects.

          (xxvii) Final Scheduled Maturity Date. No DFS Receivable has a final
     maturity later than [     ].

          (xxviii) Certain Characteristics. (A) Each DFS Receivable had a remaining maturity, as of the Cutoff Date, of at least 1 month but not more
     than [    ] months; (B) each DFS Receivable had an original maturity of at
     least [    ] months but not more than [    ] months; (C) each DFS
     Receivable had an original principal balance of at least $[    ] and not
     more than $[    ]; (D) each DFS Receivable had a Principal Balance as of
     the Cutoff Date of at least $[    ] and not more than $[    ]; (E) each DFS
     Receivable has an Annual Percentage Rate of at least [    ]% and not more
     than [    ]%; (F) [    ]% of the Receivables when originated were secured
     by new Financed Vehicles; (G) no funds have been advanced by DFS, any Dealer, or any Person acting on behalf of any of them in order to cause any DFS Receivable to qualify under paragraph (xxv) above; (H) no DFS
     Receivable has a Final Scheduled Maturity Date on or before [    ] or later
     than [    ]; (I) as of the Cutoff Date, other than California ([    ]%),
     Florida ([    ]%), Oregon ([    ]%) and Texas ([    ]%), no State
     represented more than 5% by outstanding Pool Balance with respect to the location of the Financed Vehicles; and (J) the Principal Balance of each DFS Receivable set forth in Schedule of Receivables is true and accurate in all material respects as of the Cutoff Date.

          For purposes of determining whether DFS is obligated to purchase a DFS Receivable on account of a breach of a representation and warranty pursuant to this Section 3.01 or indemnify in respect of such breach pursuant to the last paragraph of this Section 3.01, the determination as to whether a representation or warranty that is made to the knowledge of DFS has been breached shall be made without regard to such knowledge of DFS as if such representation and warranty were not qualified by the knowledge of DFS.

          Upon discovery by any party hereto of a breach of any of the representations and warranties of DFS set forth in this Section, which materially and adversely affects the value of the Receivables or the interest therein of the Issuer or the Indenture Trustee (or which materially and adversely affects the interest of the Issuer or the Indenture Trustee in the related Receivable in the case of a representation and warranty relating to a particular Receivable), the party discovering such breach shall give prompt written notice to the other parties hereto. On the last day of the Collection Period following the Collection Period during which DFS discovers or receives notice of any such breach of any such representation or warranty, if such breach shall not have been cured in all material respects by such last day, then DFS shall purchase such Receivable from the Issuer (or from the Depositor, if the Depositor is required to purchase such Receivable pursuant to Section 3.01 of the Transfer and Servicing Agreement) as of such last day at a price equal to the Purchase Amount of such Receivable, which price DFS shall remit in the manner specified in Section 5.05 of the Transfer and Servicing Agreement[; provided, that, with respect to the representation set forth in paragraph
     (xiii) above, such purchase shall be required with respect to a Receivable only if any resulting breach is not cured (it being understood that if the related Lien Certificate has been duly applied for from the applicable governmental offices as evidenced by a copy of the application therefor, the receipt of such Lien Certificate shall not be required to cure a breach of the applicable representation and warranty) within 90 days after completion of the review and examination of the Receivable File for such Receivable pursuant to Section 3.02 of the Transfer and Servicing Agreement]. Subject to the indemnification provisions contained in the last paragraph of this Section, the sole remedy of Ganis, the Depositor, the Issuer, the Owner Trustee or the Indenture Trustee with respect to a breach of representations and warranties of DFS set forth in this Section shall be to require DFS to purchase Receivables pursuant to this Section, subject to the conditions contained herein.

          DFS shall indemnify Ganis, the Depositor, the Issuer, the Owner Trustee and the Indenture Trustee and hold each harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the representations and warranties of DFS contained in this Agreement; provided that DFS shall not be liable for any indirect damages or for any loss, damage, penalty, fine, forfeiture, legal fees and related costs, judgments and other costs and expenses caused by the wilful misconduct of Ganis, the Depositor, the Issuer, the Owner Trustee or the Indenture Trustee.

                                  ARTICLE IV

                                      DFS
                                      ---

     SECTION 4.01. Representations of DFS. DFS makes the following representations on which each of Ganis, the Depositor and the Issuer is deemed to have relied in acquiring the Receivables. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Receivables, and shall survive the transfer of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

     (a) Organization and Good Standing. DFS is duly organized and validly existing as a corporation in good standing under the laws of the State of Nevada, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the corporate power, authority and legal right to acquire and own the Receivables.

     (b) Due Qualification. DFS is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

     (c) Power and Authority. DFS has the corporate power and authority to execute and deliver this Agreement and to carry out its respective terms; DFS has full power and authority to transfer and assign the property to be transferred and assigned to Ganis, and DFS shall have duly authorized such transfer and assignment by all necessary corporate action; and the execution, delivery and performance of this Agreement by DFS has been duly authorized by DFS by all necessary corporate action.

     (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of DFS enforceable in accordance with its terms.

     (e) No Violation. The consummation of the transactions contemplated by this Agreement by DFS and the fulfillment of the terms hereof by DFS do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of DFS, or any indenture, agreement or other instrument to which DFS is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); or violate any law or, to the best of DFS's knowledge, any order, rule or regulation applicable to DFS of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over DFS or its properties.

     (f) No Proceedings. To DFS's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over DFS or its properties: (i) asserting the invalidity of this Agreement, the Indenture or any of the other Basic Documents, the Notes or the Certificates,
(ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by DFS of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates or
(iv) which might adversely affect the federal or state income tax attributes of the Notes or the Certificates.

     (g) Chief Executive Office. The chief executive office of DFS is located at 655 Maryville Centre Drive, St. Louis, Missouri 63141.

     SECTION 4.02. Corporate Existence. During the term of this Agreement, DFS shall keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Depositor and DFS, and between DFS and Ganis, shall be conducted on an arm's-length basis.

     SECTION 4.03. Liability of DFS. DFS shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by DFS under this Agreement.

     SECTION 4.04. Indemnification. (a) DFS shall indemnify, defend and hold harmless Ganis against any taxes that may at any time be asserted against Ganis with respect to the transactions contemplated herein and in the other Basic Documents including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of, the transfer of the Receivables to Ganis or the issuance and original sale of the Notes and the Certificates, or asserted with respect to ownership of the Receivables, or federal or other income taxes arising out of distributions on the Notes and the Certificates) and costs and expenses in defending against the same.

     (b) DFS shall indemnify, defend and hold harmless Ganis and any of the officers, directors, employees and agents of Ganis from and against any loss, liability or expense incurred by reason of DFS's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement.

     Indemnification under this Section shall survive termination of this Agreement and the other Basic Documents and shall include reasonable fees and expenses of counsel and expenses of litigation. If DFS shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to DFS, without interest.

     SECTION 4.05. Merger or Consolidation of, or Assumption of the Obligations of, DFS. Any Person (a) into which DFS may be merged or consolidated, (b) which may result from any merger or consolidation to which DFS shall be a party or (c) which may succeed to the properties and assets of DFS substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of DFS under this Agreement, shall be the successor to DFS hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty made by DFS in Section 3.01 shall have been breached (unless the applicable breach shall have been cured in all material respects, or the applicable Receivable shall have been purchased in accordance therewith), (ii) DFS shall have delivered to Ganis, the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) DFS shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and Indenture Trustee, respectively, in the DFS Receivables and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), and
(iii) above shall be conditions to the consummation of the transactions referred to in clauses (a), (b) or (c) above.

     SECTION 4.06. Limitation on Liability of DFS and Others. DFS and any director, officer, employee or agent of DFS may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. DFS shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

     SECTION 4.07. DFS May Own Notes and Certificates. DFS and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Notes and Certificates with the same rights as it would have if it were not DFS or an Affiliate thereof, except as expressly provided herein or in any other Basic Document.

                                   ARTICLE V

                                 Miscellaneous
                                 -------------

     SECTION 5.01. Amendment. This Agreement may be amended by the parties hereto, with the consent of the Indenture Trustee, but without the consent of any other Person; provided, however, that, unless the Rating Agency Condition shall have been satisfied with respect thereto, such action shall not (as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Indenture Trustee) adversely affect in any material respect the interests of any Noteholder or Certificateholder.

     Promptly after the execution of any such amendment or consent, Ganis shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee and each of the Rating Agencies.

     Prior to the execution of or the consent to any amendment to this Agreement, the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Indenture Trustee may, but shall not be obligated to, enter into or consent to any such amendment which affects the Indenture Trustee's own rights, duties or immunities under this Agreement or otherwise.

     SECTION 5.02. Protection of Title; Change of Name, Identity, Corporate Structure or Location, Etc.

     (a) DFS shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of Ganis, the Issuer and of the Indenture Trustee in the Receivables and in the proceeds thereof. DFS shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) DFS shall not change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given Ganis, the Owner Trustee and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

     (c) DFS shall give Ganis, the Owner Trustee and the Indenture Trustee at least 60 days' prior written notice of any relocation of its chief executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement.

     (d) If at any time DFS shall propose to sell, grant a security interest in, or otherwise transfer any interest in recreational vehicle receivables to any prospective purchaser, lender or other transferee, DFS shall give (or shall cause the Servicer to give) to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any DFS Receivable, shall indicate clearly that such DFS Receivable has been transferred by DFS to Ganis and by Ganis to the Issuer and is owned by the Issuer and has been pledged to the Indenture Trustee.

     SECTION 5.03. Notices. All demands, notices, directions, communications and instructions upon, to, or by DFS, Ganis, the Servicer, the Owner Trustee, the Indenture Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of DFS, to Deutsche Financial Services Corporation, 645 Maryville Centre Drive, St. Louis, Missouri 63141, Attention: Chief Legal Officer, (b) in the case of Ganis, to Ganis Credit Corporation, 660 Newport Center Drive, Newport Beach, California 92660, Attention: Executive Vice President, (c) in the case of the Depositor, to Deutsche Recreational Asset Funding Corporation, 655 Maryville Centre Drive, St. Louis, Missouri 63141, Attention: President, (d) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Office (as defined in the Trust Agreement), (e) in the case of the Indenture Trustee, at the Corporate Trust Office, (f) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007, and (g) in the case of Standard & Poor's, to Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 25 Broadway (15th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other Persons listed in this Section.

     SECTION 5.04. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 4.05 of this Agreement, this Agreement may not be assigned by DFS. DFS hereby acknowledges and consents to
(i) the transfer by Ganis to the Depositor pursuant to the Ganis/Depositor Transfer Agreement of all right, title and interest of Ganis in, to and under (but none of the obligations of Ganis under) the DFS Conveyed Property and this Agreement, (ii) the transfer by Ganis to the Issuer pursuant to the Transfer and Servicing Agreement of all right, title and interest of Ganis in, to and under (but none of the obligations of the Depositor under) the DFS Conveyed Property and this Agreement, including the representations and warranties of DFS in this Agreement, together with all rights of Ganis with respect to any breach thereof, including the right to require DFS to purchase Receivables in accordance with this Agreement, and (iii) the other terms of and transactions contemplated by the Transfer and Servicing Agreement and the other Basic Documents.

     SECTION 5.05. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of DFS, Ganis, the Depositor, the Servicer, the Issuer, the Owner Trustee, the Indenture Trustee and the Noteholders, and, except as expressly provided in this Agreement, nothing in this Agreement shall be construed to give to any other Person any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     SECTION 5.06. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 5.07. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 5.08. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 5.09. Governing Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE PERFECTION (AND THE EFFECT OF PERFECTION OR NON-PERFECTION) OF THE INTERESTS OF ANY PERSON IN CONVEYED PROPERTY ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK, NEW YORK OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE BASIC DOCUMENTS, AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF THE ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR FEDERAL COURT, IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

     SECTION 5.10. Nonpetition Covenants. Notwithstanding any prior termination of this Agreement, DFS shall not, prior to the date which is one year and one day after the termination of the Trust Agreement, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer. Notwithstanding any prior termination of this Agreement, DFS shall not, prior to the date which is one year and one day after the termination of the Trust Agreement, acquiesce, petition or otherwise invoke or cause the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor.

     SECTION 5.11. Waiver. Each party hereto hereby (i) acknowledges that Mayer, Brown & Platt represents DFS, the Transferor, the Depositor and Affiliates of the Transferor, DFS and the Depositor in connection with the transactions contemplated by the Basic Documents, and represents the institutions which are the Indenture Trustee and the Owner Trustee (or Affiliates of such institutions) in other transactions, and (ii) waives any conflict of interest relating thereto. Notwithstanding any other provision of this Agreement, Mayer, Brown & Platt is entitled to rely on this Section.

     SECTION 5.12. Separate Corporate Existence. Each party hereto hereby acknowledges that the Trust is entering into the transactions contemplated by the Basic Documents in reliance upon (i) DFS's identity as a legal identity separate from the Depositor and (ii) Ganis's identity as a legal entity separate from the Depositor. Therefore, until the first day following the termination of the Trust Agreement on which all of the Securities have been paid in full, each party hereto shall take all reasonable steps to make it apparent to third Persons that each of DFS and Ganis is an entity with assets and liabilities distinct from those of the Depositor and that the Depositor is not a division of DFS, Ganis or any other Person. Without limiting the foregoing, each party hereto shall operate and conduct its respective businesses and otherwise act in a manner which is consistent with Section 10.13 of the Transfer and Servicing Agreement.

                              [SIGNATURES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this DFS/Ganis Transfer Agreement to be duly executed by their respective officers as of the day and year first above written.

                             DEUTSCHE FINANCIAL SERVICES CORPORATION


                             By:
                                ------------------------------------

                             Name:
                                  ----------------------------------

                             Title:
                                   ---------------------------------



                             GANIS CREDIT CORPORATION


                             By:
                                ------------------------------------

                             Name:
                                  ----------------------------------

                             Title:
                                   ---------------------------------

                                   EXHIBIT E


                      GANIS/DEPOSITOR TRANSFER AGREEMENT


                                    between


                           GANIS CREDIT CORPORATION,
                                as Transferor,


                                      and


               DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION,
                                 as Depositor


                        Dated as of ____________, 199__

                               TABLE OF CONTENTS

                                   ARTICLE I

                                  Definitions

     SECTION 1.01.  Definitions.............................................  1
     SECTION 1.02.  Other Definitional Provisions...........................  1

                                  ARTICLE II

                     [Contribution] [Sale] of Receivables

     SECTION 2.01.  [Contribution] [Sale]...................................   2
     SECTION 2.02.  Intent of the Parties...................................   3

                                  ARTICLE III

                                The Receivables

     SECTION 3.01.  Representations and Warranties as to Receivables........   4

                                  ARTICLE IV

                                The Transferor

     SECTION 4.01.  Representations of Transferor...........................  11
     SECTION 4.02.  Corporate Existence.....................................  12
     SECTION 4.03.  Liability of the Transferor.............................  12
     SECTION 4.04.  Indemnification.........................................  12
     SECTION 4.05.  Merger or Consolidation of, or Assumption of the
                    Obligations of, Transferor..............................  13
     SECTION 4.06.  Limitation on Liability of Transferor and Others........  13
     SECTION 4.07.  The Transferor May Own Notes and Certificates...........  13

                                   ARTICLE V

                                 Miscellaneous

     SECTION 5.01.  Amendment...............................................  14
     SECTION 5.02.  Protection of Title; Change of Name, Identity,
                    Corporate Structure or Location, Etc....................  14
     SECTION 5.03.  Notices.................................................  15

     SECTION 5.04.  Assignment..............................................  15
     SECTION 5.05.  Limitations on Rights of Others.........................  16
     SECTION 5.06.  Severability............................................  16
     SECTION 5.07.  Separate Counterparts...................................  16
     SECTION 5.08.  Headings................................................  16
     SECTION 5.09.  Governing Law; Submission to Jurisdiction...............  16
     SECTION 5.10.  Nonpetition Covenants...................................  16
     SECTION 5.11.  Waiver..................................................  17
     SECTION 5.12.  Separate Corporate Existence............................  17

     GANIS/DEPOSITOR TRANSFER AGREEMENT dated as of _____________, 199_ (this "Agreement") between DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION, a Nevada corporation (the "Depositor") and GANIS CREDIT CORPORATION, a Delaware corporation ("Ganis" or the "Transferor").

     WHEREAS, the Depositor desires to acquire receivables from the Transferor arising in connection with recreational vehicle retail installment sale contracts and loan contracts;

     WHEREAS, the Transferor is willing to [contribute] [sell] such receivables to the Depositor; and

     WHEREAS, the Transferor acquired certain of such receivables from DFS pursuant to the DFS/Ganis Transfer Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions

     SECTION 1.01. Definitions. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used herein have the respective meanings assigned thereto in Appendix A to the Transfer and Servicing Agreement for all purposes of this Agreement. "Transfer and Servicing Agreement" means the Transfer and Servicing Agreement, dated the same date as this Agreement, among Distribution Financial Services [RV/Boat] Trust 199_-_, the Depositor, and Deutsche Financial Services Corporation, as the same may be amended, amended and restated or otherwise modified from time to time.

     SECTION 1.02. Other Definitional Provisions.

     (a) All terms defined in Appendix A to the Transfer and Servicing Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

     (c) The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

     (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, amended and restated or otherwise modified and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

     (f) Each reference to the "close of business" on a particular day shall mean 5:00 p.m. Pacific Time on such day.

                                  ARTICLE II

                     [Contribution] [Sale] of Receivables

     SECTION 2.01. [Contribution] [Sale]. The Transferor does hereby transfer, assign, set over and otherwise convey to the Depositor, as a [capital contribution] [sale], without recourse (subject to the obligations of the Transferor set forth herein), all right, title and interest of the Transferor in, to and under (but none of the obligations of the Transferor under):

     (a) all of the Receivables originated by the Transferor or acquired by the Transferor from Dealers (all of such Receivables being referred to collectively as the "Transferor Receivables" and individually as a "Transferor Receivable") and all moneys received thereon on and after the Cutoff Date;

     (b) the security interests in the Financed Vehicles created pursuant to the Transferor Receivables and any other interest of the Transferor in the Financed Vehicles;

     (c) any proceeds with respect to the Transferor Receivables under any Insurance Policies;

     (d) any proceeds from recourse to Dealers with respect to Transferor Receivables;

     (e) any Financed Vehicle, relating to a Transferor Receivable, acquired in repossession;

     (f) the contents of the Receivable Files with respect to Transferor Receivables and all rights, benefits and proceeds arising therefrom or in connection therewith;

     (g) all funds on deposit from time to time in the Trust Accounts, and all investments and proceeds thereof (including all income thereon);

     (h) the DFS/Ganis Transfer Agreement;

     (i)  the DFS Conveyed Property; and

     (j) the proceeds of any and all of the foregoing.

     The Receivables and other items covered by clauses (a)-(j) of this Section
2.01 shall be referred to collectively as the "Transferor Conveyed Property".

     SECTION 2.02. Intent of the Parties. (a) The Transferor and the Depositor intend that the conveyance by the Transferor to the Depositor of the right, title and interest of the Transferor in, to and under the Receivables and the other Transferor Conveyed Property pursuant to this Agreement shall constitute a [capital contribution] [sale] and not a loan. However, in the event that, notwithstanding the intent of the parties, such conveyance is deemed to be a transfer for security and not a [capital contribution] [sale], then (i) the Transferor shall be deemed to have granted, and in such event does hereby grant, to the Depositor a first priority security interest in all of its right, title and interest in, to and under the Transferor Conveyed Property, and (ii) this Agreement shall constitute a security agreement under applicable law with respect to such conveyance.

     (b) No party hereto shall take any action that is inconsistent with the ownership of the Transferor Conveyed Property by the Depositor, it being understood that this sentence shall not prevent the transfer of the Transferor Conveyed Property by the Depositor to the Issuer in accordance with the Transfer and Servicing Agreement. Each party hereto shall inform any Person inquiring about the Receivables that the Transferor Conveyed Property has been transferred by the Transferor to the Depositor and by the Depositor to the Issuer. Without limiting the generality of the foregoing, for accounting, tax and other purposes each party hereto shall treat the transfer of Transferor Conveyed Property by the Transferor to the Depositor as a [capital contribution] [sale] by the Transferor to the Depositor. Notwithstanding any other provision of this Agreement, no party hereto shall have any recourse to DFS, the Transferor, the Depositor or the Servicer on account of the financial inability of any Obligor to make payments in respect of a Receivable.

                                  ARTICLE III

                                The Receivables
                                ---------------

     SECTION 3.0 Representations and Warranties as to Receivables. DFS has made representations and warranties set forth in Section 3.01 of the DFS/Ganis Transfer Agreement, and has consented to the assignment by the Transferor to the Depositor and by the Depositor to the Issuer of the Transferor's rights with respect thereto. Pursuant to Section 2.01 of this Agreement, the Transferor has transferred to the Depositor all of the Transferor's right, title and interest in, to and under the DFS/Ganis Transfer Agreement, which shall be understood to include the representations and warranties of DFS therein, upon which the Depositor relies in accepting the Receivables, together with all rights of the Transferor with respect to any breach thereof, including the right to require DFS to purchase Receivables in accordance with the DFS/Ganis Transfer Agreement.

     The Transferor makes the following representations and warranties as to the Receivables, on which representations and warranties each of the Depositor and the Issuer is deemed to have relied in acquiring the Receivables. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date but shall survive the transfer and assignment of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (i) Characteristics of Receivables. All of the Receivables (other than the DFS Receivables) were originated by the Transferor or acquired by the Transferor from Dealers. Each Transferor Receivable (A) was fully and properly executed by the parties thereto, (B) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security,
     (C) is fully amortizing and provides for level periodic payments which, if made when due, shall fully amortize the Amount Financed over the original term and (D) provides for, in the event that such Transferor Receivable is prepaid in full, payment of an amount that fully pays the Principal Balance and includes accrued but unpaid interest at least through the date of prepayment calculated at a rate at least equal to its Annual Percentage Rate. Each Transferor Receivable provides that payments thereon are to be applied in accordance with the Simple Interest Method. If such Transferor Receivable was originated by a Dealer, such Receivable, to the knowledge of the Transferor, (A) was originated by the Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, (B) was purchased by the Transferor from such Dealer for new value under a Dealer Agreement and (C) was validly assigned by the Dealer to the Transferor. To the knowledge of the Transferor, such Dealer had all necessary licenses and permits to originate Transferor Receivables in the state where such Dealer was located. If such Transferor Receivable was originated by the Transferor, such Transferor Receivable was originated for value by the Transferor in the ordinary course of its business to finance the purchase of, or refinance, the related Financed Vehicle by the related Obligor. The Transferor had all necessary licenses and permits to originate or purchase such Transferor Receivable.

          (ii) No Fraud or Misrepresentation. To the knowledge of the Transferor, each Transferor Receivable originated by a Dealer was originated by the Dealer and sold by the Dealer to the Transferor without any fraud or misrepresentation on the part of such Dealer.

          (iii) Compliance with Law. To the knowledge of the Transferor, all requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief Act of 1940, state motor vehicle retail installment sales acts and lending acts and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws) in respect of all of the Transferor Receivables and each and every sale of Financed Vehicles relating thereto, have been complied with in all material respects, and each Transferor Receivable and the sale of the Financed Vehicle evidenced by each Transferor Receivable complied at the time it was originated or made and now complies in all material respects with all applicable legal requirements.

          (iv) Origination. Each Transferor Receivable was originated in the United States.

          (v) Binding Obligation. Each Transferor Receivable represents the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law; and all parties to each Transferor Receivable had full legal capacity to execute and deliver such Transferor Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

          (vi) No Government Obligor. No Obligor of a Transferor Receivable is the United States of America or any State or any agency, department, subdivision or instrumentality thereof.

          (vii) Obligor Bankruptcy. At the Cutoff Date, no Obligor had been identified on the records of the Transferor as being the subject of a current bankruptcy proceeding.

          (viii) Schedule of Receivables. The information with respect to Transferor Receivables set forth in the Schedule of Receivables is true and correct in all material respects as of the close of business on the Cutoff Date.

          (ix) Marking Records. By the Closing Date, the Transferor shall have caused the portions of its electronic ledger relating to the Receivables to be clearly and unambiguously marked to show that the Receivables have been transferred absolutely from DFS to the Transferor (in the case of the DFS Receivables), from the Transferor to the Depositor and from the Depositor to the Trust.

          (x) Computer Tape. The Computer Tape was complete and accurate as of the Cutoff Date and includes a description of the same Receivables that are described in the Schedule of Receivables.

          (xi) Chattel Paper. The Transferor Receivables constitute chattel paper within the meaning of the UCC as in effect in the states in which the Obligors reside.

          (xii) One Original. There is only one original executed copy of each Transferor Receivable.

          (xiii) Receivable Files Complete. There exists a Receivable File pertaining to each Transferor Receivable and, to the knowledge of the Transferor, such Receivable File contains (a) a fully executed original of the Transferor Receivable, with a fully executed assignment thereof in blank or from the related Dealer to the Transferor, as the case may be, if such Transferor Receivable was acquired by the Transferor from a Dealer,
     (b) a certificate of physical damage insurance, application form for such insurance signed by the Obligor or a signed representation letter from the Obligor named in the Transferor Receivable pursuant to which the Obligor has agreed to obtain physical damage insurance for the Financed Vehicle, or copies thereof, (c) the Lien Certificate or a copy of the application therefor or a certification from the Servicer that it has received confirmation from an authorized official of the appropriate governmental office of the existence of the first lien of the Transferor with respect to the related Financed Vehicle and (d) a credit application signed by the Obligor, or a copy thereof. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. Each of the foregoing documents has been correctly prepared. The complete file for each Transferor Receivable currently is in the possession of the Servicer.

          (xiv) Receivables in Force. No Transferor Receivable has been satisfied, subordinated or rescinded, and the Financed Vehicle securing each such Transferor Receivable has not been released from the lien of the related Transferor Receivable in whole or in part. No provisions of any Transferor Receivable have been waived, altered or modified (except that DFS as servicer may have, for administrative purposes, modified the due date of a Transferor Receivable to a different date in the month, which modification is reflected in its servicing records) in any respect since its origination, except by instruments or documents identified in the Receivable File. No Transferor Receivable has been modified as a result of application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          (xv) Lawful Assignment. No Transferor Receivable was originated in, or is subject to the laws of, any jurisdiction the laws of which (a) would make unlawful, void or voidable the transfer and assignment of such Transferor Receivable under this Agreement or the pledge of such Transferor Receivable under the Indenture or (b) would impair the validity or enforceability of any Transferor Receivable because of any such transfer, assignment or pledge.

          (xvi) Good Title. No Transferor Receivable has been sold, transferred, assigned or pledged by the Transferor except pursuant to this Agreement; immediately prior to the conveyance of the Receivables by the Transferor to the Depositor pursuant to this Agreement, the Transferor had good and indefeasible title to the Receivables, free and clear of any Lien. No Dealer has a participation in, or other right to receive, payments or proceeds in respect of any Transferor Receivable. The Transferor has not taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policies or the related Dealer Agreements or to payments due under such Transferor Receivables.

          (xvii) Security Interest in Financed Vehicle. Each Transferor Receivable has created a valid, binding and enforceable first priority security interest in favor of the Transferor in the related Financed Vehicle, which is in full force and effect. Each Lien Certificate contained in the Receivables Files shows the Transferor named as the original secured party under each Transferor Receivable and as the holder of a first priority security interest in such Financed Vehicle. With respect to each Transferor Receivable for which the Lien Certificate is not contained in the related Receivable File, the Servicer has either received written evidence that such Lien Certificate showing the Transferor as first lienholder has been applied for or has certified in writing in the related Receivable File that it has received confirmation from the appropriate governmental office of the existence of the first lien of the Transferor with respect to the related Financed Vehicle. The security interest of the Transferor in each such Financed Vehicle has been validly assigned by the Transferor to the Depositor pursuant to this Agreement. Each Transferor Receivable is secured by an enforceable and perfected first priority security interest in the Financed Vehicle in the name of the Transferor as secured party, which security interest is prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created.

          (xviii) Filings Made; Valid Security Interest. All filings
     (including, without limitation, UCC filings) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Depositor a first priority perfected ownership interest in the Receivables and the proceeds thereof have been made, taken or performed, subject to the transfer thereof by the Depositor to the Issuer. At the Closing Date the Depositor shall have a valid, subsisting and enforceable first priority ownership interest in each Receivable and the proceeds thereof, subject to the transfer thereof by the Depositor to the Issuer.

          (xix) No Impairment. The Transferor has not done and shall not do anything to convey any right to any Person that would result in such Person having a right to payments due under a Receivable or otherwise to impair the rights of the Trust in any Receivable or the proceeds thereof.

          (xx) No Release. No Transferor Receivable is assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to the Transferor with respect to such Transferor Receivable.

          (xxi) No Defenses. No Transferor Receivable is subject to any right of rescission, setoff, counterclaim or defense and, to the knowledge of the Transferor, no such right has been asserted or threatened with respect to any Transferor Receivable. The operation of the terms of any Transferor Receivable or the exercise of any right thereunder shall not render the Transferor Receivable unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, and to the knowledge of the Transferor, no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

          (xxii) No Default. To the knowledge of the Transferor, there has been no default, breach, violation or event permitting acceleration under the terms of any Transferor Receivable (other than payment delinquencies of not more than 59 days), and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Transferor Receivable, and there has been no waiver of any of the foregoing. As of the Cutoff Date, no Financed Vehicle relating to any Transferor Receivable had been repossessed.

          (xxiii) Insurance. Each Transferor Receivable requires the Obligor to maintain physical loss and damage insurance, naming the Transferor and its successors and assigns as additional insured parties, and each Transferor Receivable permits the holder thereof to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to do so. No Financed Vehicle relating to any Transferor Receivable was insured under a policy of force-placed insurance on the Cutoff Date.

          (xxiv) Past Due. At the Cutoff Date, no Transferor Receivable was more than 59 days past due.

          (xxv) No Liens. There are no Liens or claims which have been filed, and, to the knowledge of the Transferor, none pending or threatened to be filed, for work, labor, materials or unpaid state or federal taxes affecting the Financed Vehicle securing any Transferor Receivable which are or may become liens prior or equal to the lien of the Transferor Receivable.

          (xxvi) Remaining Principal Balance. At the Cutoff Date, the Principal Balance of each Transferor Receivable set forth in the Schedule of Receivables is true and accurate in all material respects.

          (xxvii)   Final Scheduled Maturity Date. No Transferor Receivable has
     a final maturity later than [          ].

          (xxviii) Certain Characteristics. (A) Each Transferor Receivable had a remaining maturity, as of the Cutoff Date, of at least 1 month but not more than [ ] months; (B) each Transferor Receivable had an original maturity of at least [ ] months but not more than [ ] months; (C) each
     Transferor Receivable had an original principal balance of at least $[    ]
     and not more than $[    ]; (D) each Transferor Receivable had a Principal
     Balance as of the Cutoff Date of at least $[   ] and not more than $[   ];
     (E) each Transferor Receivable has an Annual Percentage Rate of at least
     [  ]% and not more than [  ]%; (F) [  ]% of the Receivables when originated were secured by new Financed Vehicles; (G) no funds have been advanced by the Transferor, any Dealer, or any Person acting on behalf of any of them in order to cause any Transferor Receivable to qualify under paragraph (xxv) above; (H) no Transferor Receivable has a Final Scheduled
     Maturity Date on or before [     ] or later than [     ]; (I) as of the
     Cutoff Date, other than California ([ ]%), Florida ([ ]%), Oregon ([ ]%) and Texas ([ ]%), no State represented more than 5% by outstanding Pool Balance with respect to the location of the Financed Vehicles; and (J) the Principal Balance of each Transferor Receivable set forth in Schedule of Receivables is true and accurate in all material respects as of the Cutoff Date.

          For purposes of determining whether the Transferor is obligated to purchase a Transferor Receivable on account of a breach of representation and warranty pursuant to this Section 3.01 or indemnify in respect of such breach pursuant to the last paragraph of this Section 3.01, the determination as to whether a representation or warranty that is made to the knowledge of the Transferor has been breached shall be made without regard to such knowledge of the Transferor as if such representation and warranty were not qualified by the knowledge of the Transferor.

          Upon discovery by any party hereto of a breach of any of the representations and warranties of the Transferor set forth in this Section or of DFS set forth in Section 3.01 of the DFS/Ganis Transfer Agreement, in each case which materially and adversely affects the value of the Receivables or the interest therein of the Issuer or the Indenture Trustee (or which materially and adversely affects the interest of the Issuer or the Indenture Trustee in the related Receivable in the case of a representation and warranty relating to a particular Receivable), the party discovering such breach shall give prompt written notice to the other parties hereto. On the last day of the Collection Period following the Collection Period during which the Transferor discovers or receives notice of any such breach of any such representation or warranty, if such breach shall not have been cured in all material respects by such last day, then the Transferor shall purchase (and, if applicable, the Transferor shall enforce the obligation of DFS, under the DFS/Ganis Transfer Agreement, to purchase) such Receivable from the Issuer (or from the Depositor, if the Depositor is required to purchase such Receivable pursuant to Section 3.01 of the Transfer and Servicing Agreement) as of such last day at a price equal to the Purchase Amount of such Receivable, which price the Transferor shall remit in the manner specified in Section
     5.05 of the Transfer and Servicing Agreement[; provided, that, with respect to the representation set forth in paragraph (xiii) above, such purchase shall be required with respect to a Receivable only if any resulting breach is not cured (it being understood that if the related Lien Certificate has been duly applied for from the applicable governmental offices as evidenced by a copy of the application therefor, the receipt of such Lien Certificate shall not be required to cure a breach of the applicable representation and warranty) within 90 days after completion of the review and examination of the Receivable File for such Receivable pursuant to Section 3.02 of the Transfer and Servicing Agreement]. Subject to the indemnification provisions contained in the last paragraph of this Section, the sole remedy of the Depositor, the Issuer, the Owner Trustee or the Indenture Trustee with respect to a breach of representations and warranties of the Transferor set forth in this Section shall be to require the Transferor to purchase Receivables pursuant to this Section, subject to the conditions contained herein; it being understood that this sentence shall not limit the right of the parties to the Transfer and Servicing Agreement to enforce (or to cause the Transferor to enforce) the obligation of DFS to purchase Receivables pursuant to the DFS/Ganis Transfer Agreement.

          The Transferor shall indemnify the Depositor, the Issuer, the Owner Trustee and the Indenture Trustee and hold each harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the representations and warranties of the Transferor contained in this Agreement; provided that the Transferor shall not be liable for any indirect damages or for any loss, damage, penalty, fine, forfeiture, legal fees and related costs, judgments and other costs and expenses caused by the wilful misconduct of the Depositor, the Issuer, the Owner Trustee or the Indenture Trustee.

                                  ARTICLE IV

                                 The Transferor
                                 --------------

     SECTION 4.01. Representations of Transferor. The Transferor makes the following representations on which each of the Depositor and the Issuer is deemed to have relied in acquiring the Receivables. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Receivables, and shall survive the transfer of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

     (a) Organization and Good Standing. The Transferor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the corporate power, authority and legal right to acquire and own the Receivables.

     (b) Due Qualification. The Transferor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

     (c) Power and Authority. The Transferor has the corporate power and authority to execute and deliver this Agreement and to carry out its respective terms; the Transferor has full power and authority to transfer and assign the property to be transferred and assigned to the Depositor, and the Transferor shall have duly authorized such transfer and assignment by all necessary corporate action; and the execution, delivery and performance of this Agreement by the Transferor has been duly authorized by the Transferor by all necessary corporate action.

     (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Transferor enforceable in accordance with its terms.

     (e) No Violation. The consummation of the transactions contemplated by this Agreement by the Transferor and the fulfillment of the terms hereof by the Transferor do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Transferor, or any indenture, agreement or other instrument to which the Transferor is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); or violate any law or, to the best of the Transferor's knowledge, any order, rule or regulation applicable to the Transferor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties.

     (f) No Proceedings. To the Transferor's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties: (i) asserting the invalidity of this Agreement, the Indenture or any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Transferor of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates or (iv) which might adversely affect the federal or state income tax attributes of the Notes or the Certificates.

     (g) Chief Executive Office. The chief executive office of the Transferor is located at 660 Newport Center Drive, Newport Beach, California 92660.

     SECTION 4.02. Corporate Existence. During the term of this Agreement, the Transferor shall keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Transferor and DFS, and between the Transferor and the Depositor, shall be conducted on an arm's-length basis.

     SECTION 4.03. Liability of the Transferor. The Transferor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Transferor under this Agreement.

     SECTION 4.04. Indemnification. (a) The Transferor shall indemnify, defend and hold harmless the Depositor against any taxes that may at any time be asserted against the Depositor with respect to the transactions contemplated herein and in the other Basic Documents including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of, the transfer of the Receivables to the Depositor or the issuance and original sale of the Notes and the Certificates, or asserted with respect to ownership of the Receivables, or federal or other income taxes arising out of distributions on the Notes and the Certificates) and costs and expenses in defending against the same.

     (b) The Transferor shall indemnify, defend and hold harmless the Depositor and any of the officers, directors, employees and agents of the Depositor from and against any loss, liability or expense incurred by reason of the Transferor's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement.

     Indemnification under this Section shall survive termination of this Agreement and the other Basic Documents and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Transferor shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Transferor, without interest.

     SECTION 4.05. Merger or Consolidation of, or Assumption of the Obligations of, Transferor. Any Person (a) into which the Transferor may be merged or consolidated, (b) which may result from any merger or consolidation to which the Transferor shall be a party or (c) which may succeed to the properties and assets of the Transferor substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Transferor under this Agreement, shall be the successor to the Transferor hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty made by the Transferor in Section 3.01 shall have been breached (unless the applicable breach shall have been cured in all material respects, or the applicable Receivable shall have been purchased in accordance therewith), (ii) the Transferor shall have delivered to the Depositor, the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) the Transferor shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and Indenture Trustee, respectively, in the Receivables and reciting the details of such filings, or
(B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), and (iii) above shall be conditions to the consummation of the transactions referred to in clauses (a), (b) or (c) above.

     SECTION 4.06. Limitation on Liability of Transferor and Others. The Transferor and any director, officer, employee or agent of the Transferor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Transferor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

     SECTION 4.07. The Transferor May Own Notes and Certificates. The Transferor and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of

Notes and Certificates with the same rights as it would have if it were not the Transferor or an Affiliate thereof, except as expressly provided herein or in any other Basic Document.

                                   ARTICLE V

                                 Miscellaneous
                                 -------------

     SECTION 5.01. Amendment. This Agreement may be amended by the parties hereto, with the consent of the Indenture Trustee, but without the consent of any other Person; provided, however, that, unless the Rating Agency Condition shall have been satisfied with respect thereto, such action shall not (as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Indenture Trustee) adversely affect in any material respect the interests of any Noteholder or Certificateholder.

     Promptly after the execution of any such amendment or consent, the Depositor shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee and each of the Rating Agencies.

     Prior to the execution of or the consent to any amendment to this Agreement, the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Indenture Trustee may, but shall not be obligated to, enter into or consent to any such amendment which affects the Indenture Trustee's own rights, duties or immunities under this Agreement or otherwise.

     SECTION 5.02. Protection of Title; Change of Name, Identity, Corporate Structure or Location, Etc.

     (a) The Transferor shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Depositor, the Issuer and of the Indenture Trustee in the Receivables and in the proceeds thereof. The Transferor shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) The Transferor shall not change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Depositor, the Owner Trustee and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

     (c) The Transferor shall give the Depositor, the Owner Trustee and the Indenture Trustee at least 60 days' prior written notice of any relocation of its chief executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement.

     (d) If at any time the Transferor shall propose to sell, grant a security interest in, or otherwise transfer any interest in recreational vehicle receivables to any prospective purchaser, lender or other transferee, the Transferor shall give (or shall cause the Servicer to give) to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been transferred by the Transferor to the Depositor and by the Depositor to the Issuer and is owned by the Issuer and has been pledged to the Indenture Trustee.

     SECTION 5.03. Notices. All demands, notices, directions, communications and instructions upon, to, or by the Depositor, the Servicer, the Owner Trustee, the Indenture Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Servicer (so long as DFS is the Servicer), to Deutsche Financial Services Corporation, 645 Maryville Centre Drive, St. Louis, Missouri 63141,
Attention: Chief Legal Officer, (b) in the case of the Transferor, to Ganis Credit Corporation, 660 Newport Center Drive, Newport Beach, California 92660,
Attention: Executive Vice President, (c) in the case of the Depositor, to Deutsche Recreational Asset Funding Corporation, 655 Maryville Centre Drive, St. Louis, Missouri 63141, Attention: President, (d) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Office (as defined in the Trust Agreement), (e) in the case of the Indenture Trustee, at the Corporate Trust Office, (f) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007, and (g) in the case of Standard & Poor's, to Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 25 Broadway (15th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other Persons listed in this Section.

     SECTION 5.04. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 4.05 of this Agreement, this Agreement may not be assigned by the Transferor. The Transferor hereby acknowledges and consents to (i) the transfer by the Depositor to the Issuer pursuant to the Transfer and Servicing Agreement of all right, title and interest of the Depositor in, to and under (but none of the obligations of the Depositor under) the Transferor Conveyed Property and this Agreement, including the representations and warranties of DFS in the DFS/Ganis Transfer Agreement and of the Transferor in this Agreement, together with all rights of the Depositor with respect to any breach thereof, including the right to require DFS to purchase Receivables in accordance with the DFS/Ganis Transfer Agreement and to require the Transferor to purchase Receivables in accordance with this

Agreement, and (ii) the other terms of and transactions contemplated by the Transfer and Servicing Agreement and the other Basic Documents.

     SECTION 5.05. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of DFS, the Transferor, the Depositor, the Servicer, the Issuer, the Owner Trustee, the Indenture Trustee and the Noteholders, and, except as expressly provided in this Agreement, nothing in this Agreement shall be construed to give to any other Person any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     SECTION 5.06. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 5.07. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 5.08. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 5.09. Governing Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE PERFECTION (AND THE EFFECT OF PERFECTION OR NON-PERFECTION) OF THE INTERESTS OF ANY PERSON IN CONVEYED PROPERTY ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK, NEW YORK OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE BASIC DOCUMENTS, AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF THE ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR FEDERAL COURT, IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

     SECTION 5.10. Nonpetition Covenants. Notwithstanding any prior termination of this Agreement, the Transferor shall not, prior to the date which is one year and one day after the termination of the Trust Agreement, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer. Notwithstanding any prior termination of this Agreement, the Transferor shall not, prior to the date which is one year and one day after the termination of the Trust Agreement, acquiesce, petition or otherwise invoke or cause the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor.

     SECTION 5.11. Waiver. Each party hereto hereby (i) acknowledges that Mayer, Brown & Platt represents DFS, the Transferor, the Depositor and Affiliates of the Transferor, DFS and the Depositor in connection with the transactions contemplated by the Basic Documents, and represents the institutions which are the Indenture Trustee and the Owner Trustee (or Affiliates of such institutions) in other transactions, and (ii) waives any conflict of interest relating thereto. Notwithstanding any other provision of this Agreement, Mayer, Brown & Platt is entitled to rely on this Section.

     SECTION 5.12. Separate Corporate Existence. Each party hereto hereby acknowledges that the Trust is entering into the transactions contemplated by the Basic Documents in reliance upon (i) the Transferor's identity as a legal identity separate from DFS and the Depositor and (ii) the Depositor's identity as a legal entity separate from DFS and the Transferor. Therefore, until the first day following the termination of the Trust Agreement on which all of the Securities have been paid in full, each of DFS, the Transferor and the Depositor shall take all reasonable steps to make it apparent to third Persons that each of DFS and the Transferor is an entity with assets and liabilities distinct from those of the Depositor and that the Depositor is not a division of DFS, the Transferor or any other Person. Without limiting the foregoing, each party hereto shall operate and conduct its respective businesses and otherwise act in a manner which is consistent with Section 10.13 of the Transfer and Servicing Agreement.

                              [SIGNATURES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Ganis/Depositor Transfer Agreement to be duly executed by their respective officers as of the day and year first above written.


                             GANIS CREDIT CORPORATION, as Transferor


                             By:
                                ------------------------------------

                             Name:
                                  ----------------------------------

                             Title:
                                   ---------------------------------


                             DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION, as
                              Depositor


                             By:
                                ------------------------------------

                             Name:
                                  ----------------------------------

                             Title
                                  ----------------------------------